UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

STRUCTURED EQUITY FUNDS	Annual Report August 31, 2007

Long-term capital growth potential through diversified portfolios of equity investments using a proprietary quantitative approach to stock selection and portfolio construction.

Goldman Sachs Structured Equity Funds

■	GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

■	GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

■	GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

■	GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

■	GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
The Structured Large Cap Value Fund invests in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Structured U.S. Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Structured Large Cap Growth Fund invests in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Structured Small Cap Equity Fund invests in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Structured International Equity Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Domestic Structured Investment Process

■ Comprehensive – We calculate expected excess returns for more than 3,500 stocks on a daily basis.

■ Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.	■ Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.	■ We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio
that seeks to:

■  Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offer broad access to a clearly defined equity universe.	■ Generate excess returns that are positive, consistent and repeatable.

PORTFOLIO RESULTS
Structured Large Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Value Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.90%, 8.03%, 7.99%, 9.24% and 8.70%, respectively. These returns compare to the 12.85% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

We believe that the reasons for our underperformance varied during the period, falling into three distinct periods characterized by different market environments.

•	From September to November 2006, a low quality rally led to the underperformance of our investment themes. Momentum was hit the hardest. Among sectors, the Information Technology sector underperformed the most.

•	During the first half of 2007, as interest rate concerns stirred (precipitated by the beginning of subprime lending issues), some of the stocks that had been performing well began to falter. One example was the shift from value to growth stocks. Because a shift in investor sentiment usually represents a change in market perceptions, our Momentum theme underperformed.

•	In the summer of 2007, the Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was associated with a temporary lack of liquidity in equity markets (i.e., sellers outnumbered buyers). This environment had a material impact on the Fund’s underperformance during the annual reporting period.

PORTFOLIO RESULTS
  Portfolio Positioning and Highlights
  SEPTEMBER TO NOVEMBER 2006

During this period, the market experienced what might be considered a low quality rally. Specifically, stocks with negative earnings as well as those that paid no dividends generally outperformed those with the opposite characteristics. In addition, stocks with low ratings according to Standard and Poor’s quality rankings typically performed far better than those that were highly rated. Normally, over longer periods of time, higher quality stocks generally outperform those with lower quality characteristics. Standard and Poor’s is a nationally recognized statistical rating organization.

Of the six investment themes that we seek out, our Momentum theme (where we prefer stocks with positive medium-term price momentum to those that do not exhibit such momentum) was among the largest detractors. Our Earnings Quality theme (where we prefer companies with earnings that are derived from cash-based sources) also detracted significantly from our relative performance. Among the hardest-hit sectors were Healthcare (hurt most as measured by our Analyst Sentiment and Profitability themes) and Financials (where our Momentum theme detracted the most from performance).
  FIRST HALF OF 2007

As the low quality rally continued into the first half of 2007, the Fund continued to underperform relative to its benchmark. The Fund’s relative underperformance was concentrated in February as our Momentum theme experienced an unusually large decline, most likely driven by the changing expectations of investors.

Other months during this period were also challenging and, we believe, largely driven by the presence, or the perception of the presence, of private equity/leveraged buyout (LBO) buyers in the market. These buyers tend to seek out lower quality, less profitable companies as turnaround candidates. Because of their sub-par profitability, poor managements, declining analyst sentiment and low quality earnings — the very characteristics that made them attractive LBO turnaround candidates — our model shunned these companies even as they continued to significantly outperform the general market. As a result, the performance of our Profitability and Earnings Quality themes were significant contributors to the Fund’s relative underperformance during the first half of 2007, while stock selection was weakest in sectors most associated with private equity activity (Health Care, Information Technology and Consumer Discretionary).
  JULY AND AUGUST 2007

By late July, performance of higher quality stocks began to improve. However, the Fund began to experience large negative returns. In fact, during early August, the magnitude of our negative daily returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes

PORTFOLIO RESULTS

also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time. This had a material effect on the Fund’s underperformance for the period.

We believe that our outsized negative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

The prior evidence we had observed of a “low quality” rally dissipated as higher quality stocks began to outperform those of lower quality. The market peaked on July 19, but the peak was followed by a sudden and dramatic increase in volatility (as measured by the VIX Index, the Chicago Board Options Exchange Volatility Index that measures market expectations of volatility over a 30-year period) and widening credit spreads as the investment grade market finally capitulated to what was happening in the subprime market. We believe this had a big impact on the equity markets, and specifically on our quantitative themes. From roughly the third week of July through the second week of August 2007, most of our themes began to produce negative returns, and almost all market sectors were affected. Just as suddenly, on August 10th, the theme returns turned positive and volatility began to dissipate.

We recognize that the Fund has experienced an extended period of underperformance over the past 18 months. Accordingly, we continue to review our models and attribution on an ongoing basis, and over the 2007 summer period made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). (As an aside, the Momentum enhancement held up well during the liquidity events of early August, but struggled later in the month. The IU interaction had little impact on small-cap returns in August.)

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, September 27, 2007

FUND BASICS
Structured Large Cap Value Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	8.90%	12.85%
Class B	8.03	12.85
Class C	7.99	12.85
Institutional	9.24	12.85
Service	8.70	12.85

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	11.82%	11.60%	6.56%	12/31/98
Class B	12.24	11.74	6.46	12/31/98
Class C	16.44	12.03	6.48	12/31/98
Institutional	18.80	13.31	7.68	12/31/98
Service	18.25	12.77	7.17	12/31/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	0.95%	1.09%
Class B	1.70	1.84
Class C	1.70	1.84
Institutional	0.55	0.69
Service	1.05	1.19

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	7.1%	Oil, Gas & Consumable Fuels
Citigroup, Inc.	4.0	Diversified Financial Services
Pfizer, Inc.	3.4	Pharmaceuticals
JPMorgan Chase & Co.	3.2	Diversified Financial Services
Wells Fargo & Co.	3.0	Commercial Banks
General Electric Co.	2.9	Industrial Conglomerates
Verizon Communications, Inc.	2.9	Diversified Telecommunication Services
Bank of America Corp.	2.7	Diversified Financial Services
Time Warner, Inc.	2.7	Media
Chevron Corp.	2.4	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on December 31, 1998 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs Structured Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured Large Cap Value Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested from December 31, 1998 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Since Inception
Class A (commenced December 31, 1998)
Excluding sales charges	8.90%	13.54%	6.50%
Including sales charges	2.94%	12.26%	5.81%

Class B (commenced December 31, 1998)
Excluding contingent deferred sales charges	8.03%	12.69%	5.69%
Including contingent deferred sales charges	2.82%	12.42%	5.69%

Class C (commenced December 31, 1998)
Excluding contingent deferred sales charges	7.99%	12.70%	5.71%
Including contingent deferred sales charges	6.95%	12.70%	5.71%

Institutional Class (commenced December 31, 1998)	9.24%	13.98%	6.91%

Service Class (commenced December 31, 1998)	8.70%	13.44%	6.40%

PORTFOLIO RESULTS
Structured U.S. Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured U.S. Equity Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 9.11%, 8.27%, 8.27%, 9.56% and 9.01%, respectively. These returns compare to the 15.13% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

We believe that the reasons for our underperformance varied during the period, falling into three distinct periods characterized by different market environments.

•	From September to November 2006, a low quality rally led to the underperformance of our investment themes. Momentum was hit the hardest. Among sectors, the Information Technology sector underperformed the most.

•	During the first half of 2007, as interest rate concerns stirred (precipitated by the beginning of subprime lending issues), some of the stocks that had been performing well began to falter. One example was the shift from value to growth stocks. Because a shift in investor sentiment usually represents a change in market perceptions, our Momentum theme underperformed.

•	In the summer of 2007, the Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was associated with a temporary lack of liquidity in equity markets (i.e., sellers outnumbered buyers). This environment had a material impact on the Fund’s underperformance during the annual reporting period.

PORTFOLIO RESULTS
  Portfolio Positioning and Highlights

SEPTEMBER TO NOVEMBER 2006

During this period, the market experienced what might be considered a low quality rally. Specifically, stocks with negative earnings as well as those that paid no dividends generally outperformed those with the opposite characteristics. In addition, stocks with low ratings according to Standard and Poor’s quality rankings typically performed far better than those that were highly rated. Normally, over longer periods of time, higher quality stocks generally outperform those with lower quality characteristics. Standard and Poor’s is a nationally recognized statistical rating organization.

Of the six investment themes that we seek out, our Momentum theme (where we prefer stocks with positive medium-term price momentum to those that do not exhibit such momentum) was among the largest detractors. Our Earnings Quality theme (where we prefer companies with earnings that are derived from cash-based sources) also detracted significantly from our relative performance. Among the hardest-hit sectors were Healthcare (hurt most as measured by our Analyst Sentiment and Profitability themes) and Financials (where our Momentum theme detracted the most from performance).

FIRST HALF OF 2007

As the low quality rally continued into the first half of 2007, the Fund continued to underperform relative to its benchmark. The Fund’s relative underperformance was concentrated in February as our Momentum theme experienced an unusually large decline, most likely driven by the changing expectations of investors.

Other months during this period were also challenging and, we believe, largely driven by the presence, or the perception of the presence, of private equity/leveraged buyout (LBO) buyers in the market. These buyers tend to seek out lower quality, less profitable companies as turnaround candidates. Because of their sub-par profitability, poor managements, declining analyst sentiment and low quality earnings — the very characteristics that made them attractive LBO turnaround candidates — our model shunned these companies even as they continued to significantly outperform the general market. As a result, the performance of our Profitability and Earnings Quality themes were significant contributors to the Fund’s relative underperformance during the first half of 2007, while stock selection was weakest in sectors most associated with private equity activity (Health Care, Information Technology and Consumer Discretionary).

JULY AND AUGUST 2007

By late July, performance of higher quality stocks began to improve. However, the Fund began to experience large negative returns. In fact, during early August, the magnitude of our negative daily returns was substantially greater than anything we had seen before in the

PORTFOLIO RESULTS

30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time. This had a material effect on the Fund’s underperformance for the period.

We believe that our outsized negative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

The prior evidence we had observed of a “low quality” rally dissipated as higher quality stocks began to outperform those of lower quality. The market peaked on July 19, but the peak was followed by a sudden and dramatic increase in volatility (as measured by the VIX Index, the Chicago Board Options Exchange Volatility Index that measures market expectations of volatility over a 30-year period) and widening credit spreads as the investment grade market finally capitulated to what was happening in the subprime market. We believe this had a big impact on the equity markets, and specifically on our quantitative themes. From roughly the third week of July through the second week of August 2007, most of our themes began to produce negative returns, and almost all market sectors were affected. Just as suddenly, on August 10th, the theme returns turned positive and volatility began to dissipate.

We recognize that the Fund has experienced an extended period of underperformance over the past 18 months. Accordingly, we continue to review our models and attribution on an ongoing basis, and over the 2007 summer period made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). (As an aside, the Momentum enhancement held up well during the liquidity events of early August, but struggled later in the month. The IU interaction had little impact on small-cap returns in August.)

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, September 27, 2007

FUND BASICS
Structured U.S. Equity Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	9.11%	15.13%
Class B	8.27	15.13
Class C	8.27	15.13
Institutional	9.56	15.13
Service	9.01	15.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	9.73%	9.88%	6.20%	9.76%		5/24/91
Class B	10.06	10.02	6.04	8.13		5/1/96
Class C	14.26	10.31	n/a	5.55		8/15/97
Institutional	16.58	11.57	7.26	10.72		6/15/95
Service	16.03	11.02	6.72	10.11	[4]	5/24/91

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to June 7, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Structured U.S. Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	0.95%	1.15%
Class B	1.70	1.90
Class C	1.70	1.90
Institutional	0.55	0.75
Service	1.05	1.25

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[6]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.8%	Oil, Gas & Consumable Fuels
Pfizer, Inc.	3.2	Pharmaceuticals
Microsoft Corp.	3.2	Software
Cisco Systems, Inc.	3.0	Communications Equipment
JPMorgan Chase & Co.	2.8	Diversified Financial Services
Chevron Corp.	2.6	Oil, Gas & Consumable Fuels
Time Warner, Inc.	2.4	Media
Bank of America Corp.	2.3	Diversified Financial Services
Verizon Communications, Inc.	2.2	Diversified Telecommunication Services
Reliant Energy, Inc.	1.9	Electric Utilities

[6]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Structured U.S. Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured U.S. Equity Fund’s 10 Year Performance
Performance of a $10,000 Investment with distributions reinvested from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 24, 1991)
Excluding sales charges	9.11%	11.77%	6.08%	9.79%
Including sales charges	3.11%	10.51%	5.48%	9.41%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	8.27%	10.94%	5.32%	7.65%
Including contingent deferred sales charges	3.07%	10.66%	5.32%	7.65%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	8.27%	10.95%	5.33%	5.06%
Including contingent deferred sales charges	7.23%	10.95%	5.33%	5.06%

Institutional Class (commenced June 15, 1995)	9.56%	12.23%	6.54%	10.25%

Service Class (commenced June 7, 1996)	9.01%	11.66%	6.00%	8.17%

PORTFOLIO RESULTS
Structured Large Cap Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Growth Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.85%, 7.95%, 7.86%, 9.39% and 8.78%, respectively. These returns compare to the 17.70% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

We believe that the reasons for our underperformance varied during the period, falling into three distinct periods characterized by different market environments.

•	From September to November 2006, a low quality rally led to the underperformance of our investment themes. Momentum was hit the hardest. Among sectors, the Information Technology sector underperformed the most.

•	During the first half of 2007, as interest rate concerns stirred (precipitated by the beginning of subprime lending issues), some of the stocks that had been performing well began to falter. One example was the shift from value to growth stocks. Because a shift in investor sentiment usually represents a change in market perceptions, our Momentum theme underperformed.

•	In the summer of 2007, the Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was associated with a temporary lack of liquidity in equity markets (i.e., sellers outnumbered buyers). This environment had a material impact on the Fund’s underperformance during the annual reporting period.

PORTFOLIO RESULTS
   Portfolio Positioning and Highlights

SEPTEMBER TO NOVEMBER 2006

During this period, the market experienced what might be considered a low quality rally. Specifically, stocks with negative earnings as well as those that paid no dividends generally outperformed those with the opposite characteristics. In addition, stocks with low ratings according to Standard and Poor’s quality rankings typically performed far better than those that were highly rated. Normally, over longer periods of time, higher quality stocks generally outperform those with lower quality characteristics. Standard and Poor’s is a nationally recognized statistical rating organization.

Of the six investment themes that we seek out, our Momentum theme (where we prefer stocks with positive medium-term price momentum to those that do not exhibit such momentum) was among the largest detractors. Our Earnings Quality theme (where we prefer companies with earnings that are derived from cash-based sources) also detracted significantly from our relative performance. Among the hardest-hit sectors were Healthcare (hurt most as measured by our Analyst Sentiment and Profitability themes) and Financials (where our Momentum theme detracted the most from performance).

FIRST HALF OF 2007

As the low quality rally continued into the first half of 2007, the Fund continued to underperform relative to its benchmark. The Fund’s relative underperformance was concentrated in February as our Momentum theme experienced an unusually large decline, most likely driven by the changing expectations of investors.

Other months during this period were also challenging and, we believe, largely driven by the presence, or the perception of the presence, of private equity/leveraged buyout (LBO) buyers in the market. These buyers tend to seek out lower quality, less profitable companies as turnaround candidates. Because of their sub-par profitability, poor managements, declining analyst sentiment and low quality earnings — the very characteristics that made them attractive LBO turnaround candidates — our model shunned these companies even as they continued to significantly outperform the general market. As a result, the performance of our Profitability and Earnings Quality themes were significant contributors to the Fund’s relative underperformance during the first half of 2007, while stock selection was weakest in sectors most associated with private equity activity (Health Care, Information Technology and Consumer Discretionary).

JULY AND AUGUST 2007

By late July, performance of higher quality stocks began to improve. However, the Fund began to experience large negative returns. In fact, during early August, the magnitude of our negative daily returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also

PORTFOLIO RESULTS

began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time. This had a material effect on the Fund’s underperformance for the period.

We believe that our outsized negative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

The prior evidence we had observed of a “low quality” rally dissipated as higher quality stocks began to outperform those of lower quality. The market peaked on July 19, but the peak was followed by a sudden and dramatic increase in volatility (as measured by the VIX Index, the Chicago Board Options Exchange Volatility Index that measures market expectations of volatility over a 30-year period) and widening credit spreads as the investment grade market finally capitulated to what was happening in the subprime market. We believe this had a big impact on the equity markets, and specifically on our quantitative themes. From roughly the third week of July through the second week of August 2007, most of our themes began to produce negative returns, and almost all market sectors were affected. Just as suddenly, on August 10th, the theme returns turned positive and volatility began to dissipate.

We recognize that the Fund has experienced an extended period of underperformance over the past 18 months. Accordingly, we continue to review our models and attribution on an ongoing basis, and over the 2007 summer period made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). (As an aside, the Momentum enhancement held up well during the liquidity events of early August, but struggled later in the month. The IU interaction had little impact on small-cap returns in August.)

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, September 27, 2007

FUND BASICS
Structured Large Cap Growth Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	8.85%	17.70%
Class B	7.95	17.70
Class C	7.86	17.70
Institutional	9.39	17.70
Service	8.78	17.70

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	7.05%	8.09%	3.51%	9.45%		11/11/91
Class B	7.22	8.18	3.31	4.25		5/1/97
Class C	11.21	8.46	n/a	2.65		8/15/97
Institutional	13.85	9.78	4.50	10.13	[4]	11/11/91
Service	13.13	9.23	3.99	9.78	[4]	11/11/91

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Institutional and Service Shares prior to May 1, 1997 (commencement of operations) is that of Class A Shares. Class A Share performance for such period is that of a predecessor separate account (which converted into Class A Shares) adjusted to reflect the higher fees and expenses applicable to the Fund’s Class A Shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the Structured Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940, as amended (the “Act”) and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected. The fees applicable to Institutional and Service Shares are different from those applicable to Class A Shares, which impacts performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	0.95%	1.16%
Class B	1.70	1.91
Class C	1.70	1.91
Institutional	0.55	0.76
Service	1.05	1.26

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[6]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.0%	Software
Cisco Systems, Inc.	3.5	Communications Equipment
Exxon Mobil Corp.	2.6	Oil, Gas & Consumable Fuels
Texas Instruments, Inc.	2.2	Semiconductors & Semiconductor Equipment
3M Co.	2.2	Industrial Conglomerates
Juniper Networks, Inc.	2.1	Communications Equipment
Moody’s Corp.	2.0	Diversified Financial Services
Intel Corp.	2.0	Semiconductors & Semiconductor Equipment
Time Warner, Inc.	2.0	Media
Biogen Idec, Inc.	2.0	Biotechnology

[6]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Institutional Shares at NAV of the Goldman Sachs Structured Large Cap Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured Large Cap Growth Fund’s 10 Year Performance
Performance of a $10,000 Investment with distributions reinvested from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 1, 1997)
Excluding sales charges	8.85%	9.66%	3.20%	9.51%
Including sales charges	2.85%	8.42%	2.62%	4.04%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	7.95%	8.82%	2.43%	3.84%
Including contingent deferred sales charges	2.95%	8.53%	2.43%	3.84%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	7.86%	8.82%	2.43%	2.25%
Including contingent deferred sales charges	6.86%	8.82%	2.43%	2.25%

Institutional Class (commenced May 1, 1997)	9.39%	10.14%	3.62%	5.02%

Service Class (commenced May 1, 1997)	8.78%	9.60%	3.11%	4.51%

PORTFOLIO RESULTS
Structured Small Cap Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Small Cap Equity Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -0.76%, -1.52%, -1.44%, -0.32% and -0.80%, respectively. These returns compare to the 11.36% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

We believe that the reasons for our underperformance varied during the period, falling into three distinct periods characterized by different market environments, all of which were particularly challenging for small-cap stocks and our small-cap strategy.

•	From September to November 2006, a low quality rally led to the underperformance of our investment themes. Momentum was hit the hardest. Among sectors, the Information Technology sector underperformed the most.

•	During the first half of 2007, as interest rate concerns stirred (precipitated by the beginning of subprime lending issues), some of the stocks that had been performing well began to falter. One example was the shift from value to growth stocks, particularly in small caps. Because a shift in investor sentiment usually represents a change in market perceptions, our Momentum theme underperformed.

•	In the summer of 2007, the Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was associated with a temporary lack of liquidity in equity markets (i.e., sellers outnumbered buyers). This environment had a material impact on the Fund’s underperformance during the annual reporting period. The impact was especially pronounced in the small-cap space, adding to the Fund’s underperformance relative to large cap.

PORTFOLIO RESULTS
  Portfolio Positioning and Highlights
  SEPTEMBER TO NOVEMBER 2006

During this period, the market experienced what might be considered a low quality rally. Specifically, stocks with negative earnings as well as those that paid no dividends generally outperformed those with the opposite characteristics. In addition, stocks with low ratings according to Standard and Poor’s quality rankings typically performed far better than those that were highly rated. Normally, over longer periods of time, higher quality stocks generally outperform those with lower quality characteristics. Standard and Poor’s is a nationally recognized statistical rating organization.

Of the six investment themes that we seek out, our Momentum theme (where we prefer stocks with positive medium-term price momentum to those that do not exhibit such momentum) was among the largest detractors. Our Earnings Quality theme (where we prefer companies with earnings that are derived from cash-based sources) also detracted significantly from our relative performance. Among the hardest-hit sectors were Healthcare (hurt most as measured by our Analyst Sentiment and Profitability themes) and Financials (where our Momentum theme detracted the most from performance).
  FIRST HALF OF 2007

As the low quality rally continued into the first half of 2007, the Fund continued to underperform relative to its benchmark. The Fund’s relative underperformance was concentrated in February as our Momentum theme experienced an unusually large decline, most likely driven by the changing expectations of investors.

Other months during this period were also challenging and, we believe, largely driven by the presence, or the perception of the presence, of private equity/leveraged buyout (LBO) buyers in the market. These buyers tend to seek out lower quality, less profitable companies as turnaround candidates. Because of their sub-par profitability, poor managements, declining analyst sentiment and low quality earnings — the very characteristics that made them attractive LBO turnaround candidates — our model shunned these companies even as they continued to significantly outperform the general market. As a result, the performance of our Profitability and Earnings Quality themes were significant contributors to the Fund’s relative underperformance during the first half of 2007, while stock selection was weakest in sectors most associated with private equity activity (Health Care, Information Technology and Consumer Discretionary).
  JULY AND AUGUST 2007

By late July, performance of higher quality stocks began to improve. However, the Fund began to experience large negative returns. In fact, during early August, the magnitude of our negative daily returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning

PORTFOLIO RESULTS

that they tend to perform differently from each other over time. This had a material effect on the Fund’s underperformance for the period.

We believe that our outsized negative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

The prior evidence we had observed of a “low quality” rally dissipated as higher quality stocks began to outperform those of lower quality. The market peaked on July 19, but the peak was followed by a sudden and dramatic increase in volatility (as measured by the VIX Index, the Chicago Board Options Exchange Volatility Index that measures market expectations of volatility over a 30-year period) and widening credit spreads as the investment grade market finally capitulated to what was happening in the subprime market. We believe this had a big impact on the equity markets, and specifically on our quantitative themes. From roughly the third week of July through the second week of August 2007, most of our themes began to produce negative returns, and almost all market sectors were affected. Just as suddenly, on August 10th, the theme returns turned positive and volatility began to dissipate.

We recognize that the Fund has experienced an extended period of underperformance over the past 18 months. Accordingly, we continue to review our models and attribution on an ongoing basis, and over the 2007 summer period made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). (As an aside, the Momentum enhancement held up well during the liquidity events of early August, but struggled later in the month. The IU interaction had little impact on small-cap returns in August.)

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, September 27, 2007

FUND BASICS
Structured Small Cap Equity Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	-0.76%	11.36%
Class B	-1.52	11.36
Class C	-1.44	11.36
Institutional	-0.32	11.36
Service	-0.80	11.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.
[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	1.38%	10.10%	7.43%	8/15/97
Class B	1.21	10.16	7.25	8/15/97
Class C	5.44	10.51	7.28	8/15/97
Institutional	7.67	11.78	8.47	8/15/97
Service	7.18	11.24	7.94	8/15/97

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.25%	1.36%
Class B	2.00	2.11
Class C	2.00	2.11
Institutional	0.85	0.96
Service	1.35	1.46

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

CF Industries Holdings, Inc.	1.9%	Chemicals
Millennium Pharmaceuticals, Inc.	1.5	Biotechnology
Jones Lang LaSalle, Inc.	1.4	Real Estate Management & Development
IKON Office Solutions, Inc.	1.3	Commercial Services & Supplies
Synopsys, Inc.	1.3	Software
American Greetings Corp.	1.3	Household Durables
USEC, Inc.	1.3	Oil, Gas & Consumable Fuels
Entertainment Properties Trust	1.2	Real Estate Investment Trusts (REITs)
Umpqua Holdings Corp.	1.2	Commercial Banks
Belden CDT, Inc.	1.1	Electrical Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Institutional Shares at NAV of the Goldman Sachs Structured Small Cap Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured Small Cap Equity Fund’s 10 Year Performance
Performance of a $10,000 Investment with distributions reinvested from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced August 15, 1997)
Excluding sales charges	-0.76%	12.00%	6.44%	6.69%
Including sales charges	-6.21%	10.75%	5.83%	6.09%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	-1.52%	11.16%	5.65%	5.90%
Including contingent deferred sales charges	-6.44%	10.81%	5.65%	5.90%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-1.44%	11.18%	5.68%	5.93%
Including contingent deferred sales charges	-2.42%	11.18%	5.68%	5.93%

Institutional Class (commenced August 15, 1997)	-0.32%	12.45%	6.86%	7.11%

Service Class (commenced August 15, 1997)	-0.80%	11.89%	6.35%	6.59%

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
International Structured Investment Process

■ Comprehensive – We forecast returns on over 5,000 stocks, 21 countries and 9 currencies on a daily basis.

■ Rigorous – We evaluate stocks, countries, and currencies based on fundamental investment criteria that have outperformed historically.	■ Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.	■ We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified International portfolio that seeks to:

■  Blend top-down market views with bottom-up stock selection.

■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.	■ Achieve excess returns by taking intentional country bets and many small diversified stock positions.

PORTFOLIO RESULTS
Structured International Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured International Equity Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

Over the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 19.12%, 18.28%, 18.21%, 19.63% and 19.11%, respectively. These returns compare to the 19.20% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

The Fund incorporates two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. The proprietary stock selection and country/currency models used in the process focuses on investment criteria that have demonstrated strong predictability of future returns over long periods of time. Within the stock selection strategy, we seek out stocks that are relatively cheap with good momentum. We also look for stocks about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. At the same time, utilizing our country/currency selection models, we focus on those country equity markets and currencies that also appear cheap with good momentum. We also look for countries/currencies that are associated with high risk premiums, favorable macro economic environments and strong fund flows. Both strategies tend to perform differently from each other over time, which enables us to greater diversify the Fund.

During the reporting period, our investment themes performed reasonably well. However, stock-specific returns (i.e., returns that our model doesn’t explain) offset much of the positive relative performance coming from our themes. Over longer periods of time, we believe the impact of stock-specific returns on our relative performance tends to even out and contribute little to performance.

PORTFOLIO RESULTS
  Portfolio Positioning and Highlights

In keeping with our investment approach, we take minimal size and sector bets. We use our quantitative process to look for stocks, countries, and currencies that have good momentum and appear to offer a good value. As always, our goal is to find companies about which fundamental research analysts are increasingly positive — firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. We also prefer countries and currencies that exhibit strong economic growth, countries with favorable risk/return tradeoffs, and currencies that are associated with positive expected fund flows (i.e., indicators of currency demand). Over the long term, these factors have contributed positively to the Fund’s returns and have typically worked well at various times and under different market environments.

Using our proprietary stock-selection models, we calculate expected returns on over 5,000 international stocks on a daily basis. Our models are based on six investment themes, which we believe demonstrate a statistically significant ability to forecast returns and also work well across different types of stocks and in a variety of market environments.

Although stock selection detracted slightly from the Fund’s overall relative performance, good country selections offset most of this shortfall. Returns to our investment themes were generally positive, led by Management Impact and Earnings Quality.

Among sectors, stock selection was weakest in the Financials, Consumer Discretionary and Telecommunication Services sectors. On the upside, stock selection was strongest for relative performance in the Materials sector.

Among countries, our underweight in Australia and Finland detracted most from our relative performance while our overweight in Germany and underweight in Japan contributed positively to performance.

In keeping with our management approach, the Fund remains broadly diversified across a number of stocks and we continue to limit the size of our sector, style and market capitalization exposures relative to the benchmark.

As always, we take a long-term view of market patterns and look for inefficiencies that offer opportunities for our shareholders. We continue to invest based on a three- to five-year time horizon and continue to look for ways to enhance our quantitative model through our on-going research effort.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Quantitative Equity Investment Team

New York, September 27, 2007

FUND BASICS
Structured International Equity Fund
as of August 31, 2007
PERFORMANCE REVIEW

September 1, 2006–August 31, 2007	Fund Total Return (based on NAV)[1]	MSCI EAFE Index[2]

Class A	19.12%	19.20%
Class B	18.28	19.20
Class C	18.21	19.20
Institutional	19.63	19.20
Service	19.11	19.20

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception	Inception Date

Class A	21.58%	16.28%	6.67%	8/15/97
Class B	22.46	16.60	6.69	8/15/97
Class C	26.65	16.84	6.69	8/15/97
Institutional	29.26	18.18	7.90	8/15/97
Service	28.53	17.58	7.38	8/15/97

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.25%	1.34%
Class B	2.00	2.09
Class C	2.00	2.09
Institutional	0.85	0.94
Service	1.35	1.44

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/07[5]

Holding	% of Net Assets	Line of Business

BASF AG	2.8%	Chemicals
Zurich Financial Services AG	2.4	Insurance
Vivendi SA	2.4	Media
Unilever NV	2.3	Food Products
Deutsche Bank AG	2.3	Capital Markets
Koninklijke (Royal) Philips Electronics NV	2.2	Household Durables
Muenchener Rueckversicherungs-Gesellschaft AG	2.2	Insurance
Deutsche Lufthansa AG	2.2	Airlines
Royal Bank of Scotland Group PLC	2.1	Commercial Banks
Nestle SA	1.8	Food Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Institutional Shares at NAV of the Goldman Sachs Structured International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured International Equity Fund’s 10 Year Performance
Performance of a $10,000 Investment with distributions reinvested from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced August 15, 1997)
Excluding sales charges	19.12%	19.16%	7.26%	6.75%
Including sales charges	12.58%	17.82%	6.65%	6.16%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	18.28%	18.40%	6.66%	6.17%
Including contingent deferred sales charges	12.96%	18.18%	6.66%	6.17%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	18.21%	18.37%	6.66%	6.16%
Including contingent deferred sales charges	17.14%	18.37%	6.66%	6.16%

Institutional Class (commenced August 15, 1997)	19.63%	19.74%	7.87%	7.37%

Service Class (commenced August 15, 1997)	19.11%	19.17%	7.36%	6.85%

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 100.0%

Aerospace & Defense – 3.2%
285,219	Northrop Grumman Corp.	$22,486,666
767,900	Raytheon Co.	47,102,986

		69,589,652

Auto Components – 0.1%
22,600	Autoliv, Inc.	1,296,562
7,100	Lear Corp.*	207,533

		1,504,095

Beverages – 1.3%
159,100	Molson Coors Brewing Co. Class B(a)	14,233,086
154,100	PepsiAmericas, Inc.	4,561,360
87,100	PepsiCo., Inc.	5,925,413
68,800	The Pepsi Bottling Group, Inc.	2,379,792

		27,099,651

Biotechnology – 2.3%
251,600	Biogen Idec, Inc.*	16,057,112
909,600	Gilead Sciences, Inc.*(a)	33,082,152

		49,139,264

Capital Markets – 1.9%
434,000	Ameriprise Financial, Inc.†	26,478,340
29,485	Bank of New York Mellon Corp.	1,192,079
200	Eaton Vance Corp.	7,678
12,500	Federated Investors, Inc. Class B	438,875
108,000	Janus Capital Group, Inc.	2,871,720
140,500	Morgan Stanley	8,762,985

		39,751,677

Chemicals – 1.1%
186,700	Ashland, Inc.	11,162,793
289,700	Celanese Corp.	10,406,024
80,300	Olin Corp.	1,721,632
16,260	The Dow Chemical Co.	693,164
9,100	The Lubrizol Corp.	578,578

		24,562,191

Commercial Banks – 7.1%
75,100	BB&T Corp.	2,983,723
32,900	KeyCorp	1,095,570
43,200	National City Corp.	1,162,512
491,400	Regions Financial Corp.	15,380,820
570,997	SunTrust Banks, Inc.	44,966,014
174,600	U.S. Bancorp	5,648,310
335,200	Wachovia Corp.	16,418,096
1,751,200	Wells Fargo & Co.	63,988,848

		151,643,893

Commercial Services & Supplies – 0.7%
170,100	Manpower, Inc.	11,951,226
28,400	The Dun & Bradstreet Corp.	2,770,420

		14,721,646

Communications Equipment – 0.8%
550,600	Juniper Networks, Inc.*(a)	18,125,752

Consumer Finance – 1.4%
1,317,450	Discover Financial Services*	30,485,793

Containers & Packaging – 0.1%
56,500	Owens-Illinois, Inc.*(a)	2,272,430

Diversified Consumer Services – 0.4%
88,000	ITT Educational Services, Inc.*	9,662,400

Diversified Financial Services – 10.2%
1,152,511	Bank of America Corp.	58,409,258
1,807,860	Citigroup, Inc.	84,752,477
1,554,412	JPMorgan Chase & Co.	69,202,422
119,000	Moody’s Corp.	5,456,150

		217,820,307

Diversified Telecommunication Services – 5.2%
754,477	AT&T, Inc.†	30,080,998
287,500	CenturyTel, Inc.	13,794,250
87,341	Embarq Corp.	5,451,825
190,000	Qwest Communications International, Inc.*	1,700,500
1,458,201	Verizon Communications, Inc.	61,069,458

		112,097,031

Electric Utilities – 3.2%
470,500	Duke Energy Corp.	8,628,970
100,690	Entergy Corp.	10,433,498
97,900	FirstEnergy Corp.	6,014,976
1,678,811	Reliant Energy, Inc.*	42,826,468

		67,903,912

Electrical Equipment – 0.0%
3,200	Rockwell Automation, Inc.	225,472

Electronic Equipment & Instruments – 0.2%
1,800	Tech Data Corp.*	70,182
95,150	Tyco Electronics Ltd.*	3,317,881

		3,388,063

Energy Equipment & Services – 0.1%
8,200	Dresser-Rand Group, Inc.*	302,334
51,300	Global Industries Ltd.*	1,240,434
3,400	SEACOR Holdings, Inc.*(a)	298,520

		1,841,288

Food & Staples Retailing – 0.4%
347,700	The Kroger Co.	9,241,866

Food Products – 1.5%
4,103	Kellogg Co.	225,378
34,000	The J. M. Smucker Co.	1,870,340
1,401,492	Tyson Foods, Inc.	30,202,152

		32,297,870

Gas Utilities – 0.6%
115,000	ONEOK, Inc.	5,387,750
246,900	Southern Union Co.	7,369,965

		12,757,715

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Health Care Equipment & Supplies – 0.1%
24,500	Kinetic Concepts, Inc.*	$1,472,695

Health Care Providers & Services – 2.7%
376,300	AmerisourceBergen Corp.	18,005,955
46,800	Apria Healthcare Group, Inc.*	1,246,284
237,800	CIGNA Corp.	12,289,504
285,900	Medco Health Solutions, Inc.*	24,430,155
15,100	WellCare Health Plans, Inc.*	1,490,370

		57,462,268

Hotels, Restaurants & Leisure – 0.4%
4,700	Carnival Corp.	214,273
176,900	Marriott International, Inc.	7,857,898
2,100	McDonald’s Corp.	103,425

		8,175,596

Household Durables – 0.1%
60,400	American Greetings Corp.	1,494,296

Household Products – 1.6%
153,700	Energizer Holdings, Inc.*	16,281,441
284,530	Procter & Gamble Co.	18,582,654

		34,864,095

Independent Power Producers & Energy Traders – 0.6%
31,700	Constellation Energy Group	2,629,198
241,100	NRG Energy, Inc.*(a)	9,183,499
610	TXU Corp.	41,114

		11,853,811

Industrial Conglomerates – 3.8%
227,800	3M Co.	20,727,522
1,588,130	General Electric Co.	61,730,613

		82,458,135

Insurance – 5.7%
13,400	ACE Ltd.	773,984
5,900	Alleghany Corp.*	2,430,800
203,200	AMBAC Financial Group, Inc.†	12,765,024
183,800	American Financial Group, Inc.	5,183,160
291,150	American International Group, Inc.	19,215,900
137,100	Arch Capital Group Ltd.*	9,847,893
71,700	CNA Financial Corp.(a)	3,008,532
63,000	Lincoln National Corp.	3,835,440
526,700	Loews Corp.	24,760,167
203,248	MBIA, Inc.(a)	12,194,880
149,900	Nationwide Financial Services, Inc.	8,022,648
200	Prudential Financial, Inc.	17,956
34,800	Reinsurance Group of America, Inc.	1,889,988
16,900	RenaissanceRe Holdings Ltd.	968,032
27,100	SAFECO Corp.	1,572,342
45,598	The Chubb Corp.	2,331,426
142,300	The Travelers Cos., Inc.	7,191,842
27,600	Transatlantic Holdings, Inc.	1,954,908
41,500	XL Capital Ltd.	3,162,300

		121,127,222

Internet & Catalog Retail – 0.8%
86,200	Amazon.com, Inc.*	6,888,242
342,199	Expedia, Inc.*(a)	10,214,640

		17,102,882

IT Services – 2.1%
362,210	Accenture Ltd.	14,926,674
39,249	Computer Sciences Corp.*	2,195,982
206,800	MasterCard, Inc.	28,329,532

		45,452,188

Machinery – 0.7%
162,700	AGCO Corp.*†	7,028,640
12,500	Cummins, Inc.	1,480,250
65,400	SPX Corp.	5,889,270
23,500	The Toro Co.	1,390,025

		15,788,185

Media – 6.0%
44,200	Belo Corp.	762,008
1,486,077	CBS Corp. Class B	46,826,286
106,400	Liberty Media Corp. - Capital*	11,596,536
122,600	The DIRECTV Group, Inc.*	2,860,258
97,100	The McGraw-Hill Companies, Inc.	4,899,666
96,905	The Walt Disney Co.	3,256,008
3,049,200	Time Warner, Inc.	57,873,816

		128,074,578

Metals & Mining – 0.6%
22,200	AK Steel Holding Corp.*	888,000
54,100	Chaparral Steel Co.	4,625,550
88,600	Cleveland-Cliffs, Inc.(a)	6,757,522
20,500	Newmont Mining Corp.	866,330

		13,137,402

Multi-Utilities – 0.4%
150,300	PG&E Corp.	6,688,350
1,155	Public Service Enterprise Group, Inc.	98,163
15,600	Sempra Energy	858,468

		7,644,981

Oil, Gas & Consumable Fuels – 14.8%
2,600	BP PLC ADR	175,136
586,399	Chevron Corp.	51,462,376
110,740	ConocoPhillips	9,068,499
493,695	Devon Energy Corp.	37,180,171
1,765,382	Exxon Mobil Corp.	151,346,199
357,000	Holly Corp.	23,794,050
47,796	Noble Energy, Inc.	2,871,106

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
76,601	Overseas Shipholding Group, Inc.	$5,469,311
20,700	Pioneer Natural Resources Co.	849,735
15,300	Plains Exploration & Production Co.*	574,209
12,700	Pogo Producing Co.	632,587
1,360	Royal Dutch Shell PLC ADR	105,196
245,100	Tesoro Corp.	12,090,783
6,670	Total SA ADR	500,850
405,400	Western Refining, Inc.	21,015,936

		317,136,144

Paper & Forest Products – 0.7%
207,900	Weyerhaeuser Co.	14,172,543

Personal Products – 0.2%
174,900	Alberto-Culver Co.	4,052,433

Pharmaceuticals – 3.6%
22,750	Novartis AG ADR	1,197,788
2,932,500	Pfizer, Inc.	72,843,300
108,400	Watson Pharmaceuticals, Inc.*	3,232,488

		77,273,576

Real Estate Investment Trusts (REITs) – 2.6%
61,600	Annaly Capital Management, Inc.	867,944
95,800	Colonial Properties Trust(a)	3,440,178
12,300	Developers Diversified Realty Corp.	657,804
176,500	Duke Realty Corp.	5,963,935
804,100	iStar Financial, Inc.(a)	29,430,060
48,200	Plum Creek Timber Co., Inc.	2,021,026
73,200	Potlatch Corp.	3,296,928
169,800	Rayonier, Inc.	7,257,252
31,300	Simon Property Group, Inc.	2,970,996
3,300	SL Green Realty Corp.	367,983

		56,274,106

Real Estate Management & Development – 2.1%
1,288,200	CB Richard Ellis Group, Inc.*(a)	38,027,664
62,800	Jones Lang LaSalle, Inc.	7,013,504

		45,041,168

Road & Rail – 0.2%
217,300	Avis Budget Group, Inc.*	5,043,533

Software – 2.2%
1,164,700	Microsoft Corp.	33,461,831
746,600	Symantec Corp.*	14,043,546

		47,505,377

Specialty Retail – 0.8%
389,200	AutoNation, Inc.*	7,387,016
375,700	RadioShack Corp.(a)	8,930,389

		16,317,405

Thrifts & Mortgage Finance – 0.4%
23,400	Hudson City Bancorp, Inc.	332,748
17,495	Radian Group, Inc.(a)	308,612
198,900	Washington Mutual, Inc.	7,303,608

		7,944,968

Tobacco – 2.2%
310,640	Altria Group, Inc.†	21,561,522
29,500	Loews Corp. - Carolina Group	2,245,540
491,600	UST, Inc.	24,226,048

		48,033,110

Trading Companies & Distributors – 0.0%
1,930	W.W. Grainger, Inc.	176,807

Wireless Telecommunication Services – 2.8%
86,600	ALLTEL Corp.†	5,911,316
2,037,270	Sprint Nextel Corp.	38,545,148
178,100	Telephone & Data Systems, Inc.(a)	11,531,975
49,800	United States Cellular Corp.*	4,843,050

		60,831,489

TOTAL COMMON STOCKS
(Cost $2,044,639,769)		$2,142,042,961

Exchange Traded Fund – 0.1%

42,700	Tri-Continental Corp.	$1,022,238
(Cost $930,121)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $2,045,569,890)		$2,143,065,199

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

	Interest
Shares	Rate	Value
Securities Lending Collateral – 3.6%

Boston Global Investment Trust – Enhanced Portfolio(b)
77,821,275	5.523%	$77,821,275
(Cost $77,821,275)

TOTAL INVESTMENTS – 103.7%
(Cost $2,123,391,165)		$2,220,886,474

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.7)%		(78,742,621)

NET ASSETS – 100.0%		$2,142,143,853

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 97.9%

Aerospace & Defense – 4.2%
256,100	Honeywell International, Inc.	$14,380,015
113,726	Lockheed Martin Corp.	11,274,796
205,500	Northrop Grumman Corp.†	16,201,620
378,300	Raytheon Co.	23,204,922
69,428	The Boeing Co.	6,713,687

		71,775,040

Air Freight & Logistics – 0.0%
10,725	United Parcel Service, Inc. Class B	813,599

Auto Components – 0.0%
375	Autoliv, Inc.	21,514
150	Magna International, Inc.	13,417

		34,931

Automobiles – 0.7%
102,596	Toyota Motor Corp. ADR	11,868,305

Beverages – 1.4%
41,700	Molson Coors Brewing Co. Class B	3,730,482
1,555	PepsiCo., Inc.	105,787
372,200	The Coca-Cola Co.	20,016,916

		23,853,185

Biotechnology – 2.2%
193,790	Amgen, Inc.*	9,710,817
113,400	Biogen Idec, Inc.*	7,237,188
588,880	Gilead Sciences, Inc.*(a)	21,417,566

		38,365,571

Building Products – 0.1%
94,000	Masco Corp.	2,445,880

Capital Markets – 1.8%
46,700	Ameriprise Financial, Inc.	2,849,167
74,700	Bank of New York Mellon Corp.	3,020,121
125,800	Eaton Vance Corp.	4,829,462
95,349	Merrill Lynch & Co., Inc.(a)	7,027,221
217,375	Morgan Stanley	13,557,679

		31,283,650

Chemicals – 1.0%
160,590	Ashland, Inc.	9,601,676
121,069	Monsanto Co.	8,443,352

		18,045,028

Commercial Banks – 2.8%
400	Comerica, Inc.	22,312
700	Fifth Third Bancorp	24,983
775	National City Corp.	20,855
152,700	SunTrust Banks, Inc.	12,025,125
150,875	U.S. Bancorp	4,880,807
845,513	Wells Fargo & Co.	30,895,045

		47,869,127

Commercial Services & Supplies – 0.8%
207,484	Manpower, Inc.	14,577,826

Communications Equipment – 4.4%
1,634,984	Cisco Systems, Inc.*	52,188,689
718,700	Juniper Networks, Inc.*(a)	23,659,604
800	Nokia Oyj ADR	26,304

		75,874,597

Computers & Peripherals – 2.6%
143,533	Apple, Inc.*†	19,876,450
101,125	Dell, Inc.*	2,856,781
150,075	EMC Corp.*(a)	2,950,474
400,620	Hewlett-Packard Co.	19,770,597
850	International Business Machines Corp.	99,187

		45,553,489

Consumer Finance – 1.4%
19,200	AmeriCredit Corp.*(a)	332,352
14,400	Capital One Financial Corp.	931,104
877,275	Discover Financial Services*	20,300,144
43,380	SLM Corp.	2,181,146

		23,744,746

Containers & Packaging – 0.0%
1,050	Owens-Illinois, Inc.*	42,231

Distributors – 0.0%
12,300	Genuine Parts Co.	611,064

Diversified Consumer Services – 0.3%
40,600	ITT Educational Services, Inc.*	4,457,880

Diversified Financial Services – 5.4%
790,149	Bank of America Corp.	40,044,751
103,800	Citigroup, Inc.	4,866,144
1,091,987	JPMorgan Chase & Co.	48,615,261
11,003	Moody’s Corp.	504,488

		94,030,644

Diversified Telecommunication Services – 2.7%
115	AT&T, Inc.	4,585
193,600	CenturyTel, Inc.	9,288,928
6,911	Chunghwa Telecom Co. Ltd. ADR	121,086
900,350	Verizon Communications, Inc.	37,706,658

		47,121,257

Electric Utilities – 1.9%
1,280,600	Reliant Energy, Inc.*	32,668,106

Electrical Equipment – 0.1%
12,800	Rockwell Automation, Inc.	901,888

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Electronic Equipment & Instruments – 0.7%
368	Samsung Electronics Co. Ltd. GDR(b)	$116,840
62,950	Tech Data Corp.*	2,454,420
274,687	Tyco Electronics Ltd.*	9,578,336

		12,149,596

Energy Equipment & Services – 0.4%
89,600	Dresser-Rand Group, Inc.*	3,303,552
64,400	Global Industries Ltd.*	1,557,192
24,930	Schlumberger Ltd.	2,405,745
2,802	SEACOR Holdings, Inc.*(a)	246,016

		7,512,505

Food & Staples Retailing – 1.4%
215,750	Safeway, Inc.	6,845,748
391,000	The Kroger Co.	10,392,780
159,000	Wal-Mart Stores, Inc.	6,937,170

		24,175,698

Food Products – 1.3%
915	Cadbury Schweppes PLC ADR	43,215
600	Kellogg Co.	32,958
133,825	Kraft Foods, Inc.	4,290,430
1,500	Sara Lee Corp.	24,930
875,300	Tyson Foods, Inc.	18,862,715

		23,254,248

Health Care Equipment & Supplies – 1.5%
100,240	Alcon, Inc.	13,558,462
49,600	Dade Behring Holdings, Inc.	3,745,296
84,400	Kinetic Concepts, Inc.*	5,073,284
68,300	St. Jude Medical, Inc.*	2,975,831

		25,352,873

Health Care Providers & Services – 4.3%
398,669	AmerisourceBergen Corp.†	19,076,312
348,500	CIGNA Corp.	18,010,480
113,900	Humana, Inc.*	7,299,851
341,800	Medco Health Solutions, Inc.*	29,206,810
11,300	WellCare Health Plans, Inc.*	1,115,310

		74,708,763

Hotels, Restaurants & Leisure – 1.7%
72,800	Marriott International, Inc.	3,233,776
319,150	McDonald’s Corp.	15,718,138
299,220	Yum! Brands, Inc.	9,790,478

		28,742,392

Household Durables – 0.3%
27,900	American Greetings Corp.	690,246
880	Sony Corp. ADR	42,046
45,900	The Black & Decker Corp.	3,981,825

		4,714,117

Household Products – 2.0%
60,150	Colgate-Palmolive Co.	3,989,148
170,400	Energizer Holdings, Inc.*	18,050,472
500	Kimberly-Clark Corp.	34,345
192,475	Procter & Gamble Co.	12,570,542

		34,644,507

Independent Power Producers & Energy Traders – 0.2%
200	Constellation Energy Group	16,588
58,501	TXU Corp.	3,942,967

		3,959,555

Industrial Conglomerates – 2.8%
290,800	3M Co.	26,459,892
511,395	General Electric Co.	19,877,924
30,862	Tyco International Ltd.	1,362,866

		47,700,682

Insurance – 3.3%
400	ACE Ltd.	23,104
159,499	AMBAC Financial Group, Inc.†	10,019,727
50,400	American International Group, Inc.	3,326,400
117,036	Genworth Financial, Inc.	3,391,703
494,124	Loews Corp.	23,228,769
267,896	MBIA, Inc.(a)	16,073,760
650	MetLife, Inc.	41,632
31,200	Nationwide Financial Services, Inc.	1,669,824
1,000	Old Republic International Corp.	18,190
50	Prudential Financial, Inc.	4,489
150	The Allstate Corp.	8,213
777	The Travelers Cos., Inc.	39,270
400	XL Capital Ltd.	30,480

		57,875,561

Internet & Catalog Retail – 1.3%
218,600	Amazon.com, Inc.*†(a)	17,468,326
150,100	Expedia, Inc.*(a)	4,480,485

		21,948,811

Internet Software & Services – 0.0%
20,200	eBay, Inc.*	688,820

IT Services – 2.0%
723,500	Accenture Ltd.	29,815,435
19,818	Computer Sciences Corp.*	1,108,817
31,278	MasterCard, Inc.	4,284,773

		35,209,025

Life Sciences Tools & Services – 0.3%
15,800	Invitrogen Corp.*	1,230,820
88,500	PerkinElmer, Inc.	2,425,785
35,552	Thermo Fisher Scientific, Inc.*	1,927,985

		5,584,590

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Machinery – 0.6%
36,900	AGCO Corp.*†	$1,594,080
50,400	Cummins, Inc.	5,968,368
500	Eaton Corp.	47,110
250	Ingersoll-Rand Co. Ltd.	12,983
30,800	SPX Corp.	2,773,540

		10,396,081

Media – 5.8%
714,081	CBS Corp. Class B	22,500,692
77,400	Liberty Media Corp. - Capital*	8,435,826
257,854	The DIRECTV Group, Inc.*	6,015,734
640,632	The Walt Disney Co.	21,525,235
2,153,653	Time Warner, Inc.(a)	40,876,334
462	Viacom, Inc. Class B*	18,231

		99,372,052

Metals & Mining – 0.7%
30,400	AK Steel Holding Corp.*	1,216,000
23,555	Alcoa, Inc.†	860,464
38,200	Cleveland-Cliffs, Inc.(a)	2,913,514
18,400	Newmont Mining Corp.	777,584
500	Southern Copper Corp.	52,625
71,400	United States Steel Corp.	6,745,872

		12,566,059

Multi-Utilities – 0.6%
214,148	PG&E Corp.(a)	9,529,586

Multiline Retail – 0.0%
375	Dollar Tree Stores, Inc.*	16,294
275	Family Dollar Stores, Inc.	8,052

		24,346

Oil, Gas & Consumable Fuels – 10.2%
425	BP PLC ADR	28,628
516,802	Chevron Corp.	45,354,543
403,144	Devon Energy Corp.	30,360,775
976,171	Exxon Mobil Corp.	83,687,140
98,300	Holly Corp.	6,551,695
300	Royal Dutch Shell PLC ADR	23,205
23,912	Tesoro Corp.	1,179,579
300	Total SA ADR	22,527
169,400	Western Refining, Inc.(a)	8,781,696

		175,989,788

Paper & Forest Products – 0.3%
181,637	Domtar Corp.*	1,453,096
52,500	Weyerhaeuser Co.	3,578,925

		5,032,021

Pharmaceuticals – 5.2%
100	Abbott Laboratories	5,191
44,500	Eli Lilly & Co.	2,552,075
600	Johnson & Johnson	37,074
525,226	Merck & Co., Inc.	26,350,588
2,195,330	Pfizer, Inc.	54,531,997
193,278	Schering-Plough Corp.	5,802,206
2,800	Teva Pharmaceutical Industries Ltd. ADR	120,400

		89,399,531

Real Estate Investment Trusts (REITs) – 1.1%
17,000	Developers Diversified Realty Corp.	909,160
12,600	Duke Realty Corp.	425,754
6,200	Health Care Property Investors, Inc.	188,604
6,600	HRPT Properties Trust	64,548
81,200	iStar Financial, Inc.	2,971,920
14,400	Plum Creek Timber Co., Inc.	603,792
4,100	Potlatch Corp.	184,664
34,900	ProLogis	2,099,584
8,800	Rayonier, Inc.	376,112
1,000	Regency Centers Corp.	69,470
109,300	Simon Property Group, Inc.(a)	10,374,756
16,000	Weingarten Realty Investors	643,360

		18,911,724

Real Estate Management & Development – 2.0%
1,096,729	CB Richard Ellis Group, Inc.*(a)	32,375,440
14,200	Jones Lang LaSalle, Inc.	1,585,856

		33,961,296

Road & Rail – 1.2%
132,200	Avis Budget Group, Inc.*	3,068,362
162,047	Union Pacific Corp.	18,079,584

		21,147,946

Semiconductors & Semiconductor Equipment – 2.2%
661,125	Intel Corp.	17,023,969
1,406	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,947
626,142	Texas Instruments, Inc.	21,439,102

		38,477,018

Software – 4.0%
1,896,450	Microsoft Corp.	54,485,008
804,900	Symantec Corp.*	15,140,169

		69,625,177

Specialty Retail – 1.1%
554,975	AutoNation, Inc.*(a)	10,533,425
324,400	RadioShack Corp.(a)	7,710,988
1,200	The Gap, Inc.	22,512
150	The Home Depot, Inc.	5,747

		18,272,672

Thrifts & Mortgage Finance – 1.2%
209,444	Hudson City Bancorp, Inc.	2,978,294
325	MGIC Investment Corp.	9,802
478,775	Washington Mutual, Inc.	17,580,618

		20,568,714

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Tobacco – 2.5%
260,520	Altria Group, Inc.†	$18,082,693
9,100	Loews Corp. - Carolina Group	692,692
496,700	UST, Inc.	24,477,376

		43,252,761

Wireless Telecommunication Services – 1.9%
45,600	ALLTEL Corp.	3,112,656
154,976	America Movil SAB de C.V. Series L ADR†	9,369,849
200	American Tower Corp.*	7,924
988,221	Sprint Nextel Corp.	18,697,141
1,100	Telephone & Data Systems, Inc.	71,225
700	Telephone & Data Systems, Inc. Special Shares	43,050
8,800	United States Cellular Corp.*	855,800
800	Vodafone Group PLC ADR	25,920

		32,183,565

TOTAL COMMON STOCKS
(Cost $1,526,948,100)		$1,692,870,124

	Interest
Shares	Rate	Value
Securities Lending Collateral – 5.7%

Boston Global Investment Trust – Enhanced Portfolio(c)
98,184,300	5.523%	$98,184,300
(Cost $98,184,300)

TOTAL INVESTMENTS – 103.6%
(Cost $1,625,132,400)		$1,791,054,424

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%		(62,674,350)

NET ASSETS – 100.0%		$1,728,380,074

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	All or a portion of security is on loan.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such security has been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A security amounts to $116,840, which represents approximately 0.0% of net assets as of August 31, 2007.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depository Receipt

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

S & P Mini 500 Index	566	September 2007	$41,790,610	$561,025

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 97.4%

Aerospace & Defense – 4.2%
549,731	Honeywell International, Inc.	$30,867,396
50,712	Lockheed Martin Corp.	5,027,588
422,773	Northrop Grumman Corp.	33,331,423
417,068	Raytheon Co.	25,582,951
21,700	Rockwell Collins, Inc.	1,494,479
43,135	The Boeing Co.	4,171,154

		100,474,991

Air Freight & Logistics – 0.1%
31,100	United Parcel Service, Inc. Class B	2,359,246

Auto Components – 0.0%
100	Johnson Controls, Inc.	11,310
700	TRW Automotive Holdings Corp.*	21,392

		32,702

Beverages – 2.2%
42,100	Molson Coors Brewing Co. Class B	3,766,266
217,317	PepsiCo., Inc.	14,784,076
650,100	The Coca-Cola Co.	34,962,378

		53,512,720

Biotechnology – 4.2%
129,352	Amgen, Inc.*†	6,481,829
740,400	Biogen Idec, Inc.*	47,252,328
1,047,972	Gilead Sciences, Inc.*	38,114,742
898,649	Millennium Pharmaceuticals, Inc.*	9,121,287

		100,970,186

Building Products – 0.1%
114,805	Masco Corp.	2,987,226

Capital Markets – 0.8%
153,600	Ameriprise Financial, Inc.†	9,371,136
31,635	Bank of New York Mellon Corp.	1,279,003
61,600	Eaton Vance Corp.	2,364,824
24,500	Federated Investors, Inc. Class B	860,195
71,300	Janus Capital Group, Inc.	1,895,867
13,800	Northern Trust Corp.	848,148
4,400	State Street Corp.	269,984
47,000	T. Rowe Price Group, Inc.	2,412,040

		19,301,197

Chemicals – 0.4%
170,532	Celanese Corp.	6,125,510
58,099	Monsanto Co.	4,051,824

		10,177,334

Commercial Banks – 0.3%
77,200	SunTrust Banks, Inc.	6,079,500
7,200	SVB Financial Group*	358,272

		6,437,772

Commercial Services & Supplies – 0.9%
301,900	Manpower, Inc.	21,211,494
7,700	The Dun & Bradstreet Corp.	751,135

		21,962,629

Communications Equipment – 5.7%
2,601,138	Cisco Systems, Inc.*	83,028,325
1,521,991	Juniper Networks, Inc.*(a)	50,103,944
77,700	Polycom, Inc.*	2,355,087

		135,487,356

Computers & Peripherals – 5.2%
233,304	Apple, Inc.*	32,307,938
1,198,400	Dell, Inc.*	33,854,800
23,000	EMC Corp.*(a)	452,180
355,108	Hewlett-Packard Co.	17,524,579
279,078	International Business Machines Corp.	32,565,612
238,700	Lexmark International, Inc.*(a)	8,893,962
30	Sun Microsystems, Inc.*	161

		125,599,232

Construction & Engineering – 0.0%
6,800	KBR, Inc.*	223,312

Consumer Finance – 0.9%
201,900	AmeriCredit Corp.*(a)	3,494,889
701,400	Discover Financial Services*	16,230,396
56,900	SLM Corp.	2,860,932

		22,586,217

Containers & Packaging – 0.1%
26,700	Owens-Illinois, Inc.*	1,073,874

Diversified Consumer Services – 0.9%
147,800	ITT Educational Services, Inc.*	16,228,440
137,500	Sotheby’s	5,951,000

		22,179,440

Diversified Financial Services – 3.0%
6,100	CME Group, Inc.	3,384,280
436,705	JPMorgan Chase & Co.	19,442,107
1,049,452	Moody’s Corp.	48,117,374

		70,943,761

Diversified Telecommunication Services – 0.4%
125,073	Embarq Corp.	7,807,057
54,900	Verizon Communications, Inc.	2,299,212

		10,106,269

Electric Utilities – 1.8%
1,676,200	Reliant Energy, Inc.*	42,759,862

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Electrical Equipment – 1.0%
1,020	Emerson Electric Co.	$50,215
325,761	Rockwell Automation, Inc.	22,953,120

		23,003,335

Electronic Equipment & Instruments – 1.4%
367,500	Avnet, Inc.*	14,446,425
92,400	Ingram Micro, Inc.*	1,814,736
56,300	Tech Data Corp.*	2,195,137
422,000	Tyco Electronics Ltd.*	14,715,140

		33,171,438

Energy Equipment & Services – 2.8%
71,100	Dresser-Rand Group, Inc.*	2,621,457
248,472	Global Industries Ltd.*	6,008,053
228,100	GlobalSantaFe Corp.	16,101,579
739,100	Halliburton Co.	25,565,469
130,700	Patterson-UTI Energy, Inc.	2,806,129
30,600	SEACOR Holdings, Inc.*(a)	2,686,680
147,200	Tidewater, Inc.(a)	9,634,240
19,470	Transocean, Inc.*	2,046,102

		67,469,709

Food & Staples Retailing – 2.1%
83,000	BJ’s Wholesale Club, Inc.*	2,905,000
18,800	Safeway, Inc.	596,524
856,400	The Kroger Co.	22,763,112
560,600	Wal-Mart Stores, Inc.	24,458,978

		50,723,614

Food Products – 0.9%
20,900	Kellogg Co.	1,148,037
977,886	Tyson Foods, Inc.	21,073,443

		22,221,480

Health Care Equipment & Supplies – 1.4%
650	Alcon, Inc.	87,919
510	Becton, Dickinson & Co.	39,239
55,649	Dade Behring Holdings, Inc.	4,202,056
37,000	Kinetic Concepts, Inc.*	2,224,070
38,110	Medtronic, Inc.	2,013,733
331,030	St. Jude Medical, Inc.*	14,422,977
310	Stryker Corp.	20,708
131,410	Zimmer Holdings, Inc.*	10,293,345

		33,304,047

Health Care Providers & Services – 5.0%
564,119	AmerisourceBergen Corp.	26,993,094
32,336	Apria Healthcare Group, Inc.*	861,108
300,800	CIGNA Corp.	15,545,344
16,715	Health Net, Inc.*	915,815
286,586	Humana, Inc.*	18,367,297
380	Laboratory Corp. of America Holdings*	29,511
484,021	Medco Health Solutions, Inc.*	41,359,594
154,400	WellCare Health Plans, Inc.*	15,239,280

		119,311,043

Health Care Technology – 0.1%
115,286	Hlth Corp.*	1,703,927

Hotels, Restaurants & Leisure – 1.9%
4,760	Carnival Corp.(a)	217,008
3,946	Darden Restaurants, Inc.	164,154
47,100	Hilton Hotels Corp.	2,164,245
475,838	Marriott International, Inc.	21,136,724
56,200	Wynn Resorts Ltd.	6,953,626
431,121	Yum! Brands, Inc.	14,106,279

		44,742,036

Household Products – 1.1%
57,600	Colgate-Palmolive Co.	3,820,032
191,800	Energizer Holdings, Inc.*(a)	20,317,374
19,955	Procter & Gamble Co.	1,303,261

		25,440,667

Independent Power Producers & Energy Traders – 0.6%
246,949	NRG Energy, Inc.*(a)	9,406,287
64,500	TXU Corp.	4,347,300

		13,753,587

Industrial Conglomerates – 2.2%
567,100	3M Co.	51,600,429

Insurance – 0.0%
13,300	AMBAC Financial Group, Inc.	835,506
400	Nationwide Financial Services, Inc.	21,408

		856,914

Internet & Catalog Retail – 1.5%
293,750	Amazon.com, Inc.*†(a)	23,473,563
431,724	Expedia, Inc.*(a)	12,886,961

		36,360,524

Internet Software & Services – 0.7%
404,320	eBay, Inc.*	13,787,312
6,400	Google, Inc.*	3,297,600

		17,084,912

IT Services – 3.3%
860,800	Accenture Ltd.(a)	35,473,568
930	Infosys Technologies Ltd. ADR	44,370
319,998	MasterCard, Inc.(a)	43,836,526

		79,354,464

Life Sciences Tools & Services – 0.4%
1,542	Invitrogen Corp.*	120,122
10,525	Thermo Fisher Scientific, Inc.*	570,771
18,353	Varian, Inc.*	1,101,547
120,800	Waters Corp.*	7,437,656

		9,230,096

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Machinery – 1.7%
531,262	AGCO Corp.*†(a)	$22,950,518
127,300	Cummins, Inc.	15,074,866
42,911	The Toro Co.	2,538,186

		40,563,570

Media – 5.8%
1,430,359	CBS Corp. Class B(a)	45,070,612
71,791	Liberty Media Corp. – Capital*	7,824,501
178,400	The DIRECTV Group, Inc.*	4,162,072
229,600	The McGraw-Hill Companies, Inc.	11,585,616
700,750	The Walt Disney Co.	23,545,200
2,492,489	Time Warner, Inc.	47,307,441

		139,495,442

Metals & Mining – 1.1%
72,373	AK Steel Holding Corp.*	2,894,920
11,900	Chaparral Steel Co.	1,017,450
143,800	Cleveland-Cliffs, Inc.(a)	10,967,626
114,714	Southern Copper Corp.(a)	12,073,648

		26,953,644

Multiline Retail – 0.1%
48,433	Dollar Tree Stores, Inc.*	2,104,414

Oil, Gas & Consumable Fuels – 5.2%
7,000	BP PLC ADR	471,520
463,300	Devon Energy Corp.	34,891,123
732,200	Exxon Mobil Corp.	62,771,506
55,554	Holly Corp.	3,702,674
26,115	Noble Energy, Inc.	1,568,728
39,931	Overseas Shipholding Group, Inc.	2,851,073
61,700	Tesoro Corp.	3,043,661
299,416	Western Refining, Inc.(a)	15,521,726

		124,822,011

Personal Products – 0.0%
19,911	Alberto-Culver Co.	461,338

Pharmaceuticals – 4.4%
122,942	Eli Lilly & Co.	7,050,724
351,471	Forest Laboratories, Inc.*	13,225,854
375,980	Merck & Co., Inc.	18,862,917
13,160	Novartis AG ADR	692,874
1,582,300	Pfizer, Inc.	39,304,332
778,025	Schering-Plough Corp.	23,356,310
3,080	Teva Pharmaceutical Industries Ltd. ADR	132,440
96,000	Watson Pharmaceuticals, Inc.*	2,862,720
13,430	Wyeth	621,809

		106,109,980

Real Estate Investment Trusts (REITs) – 0.7%
12,500	AMB Property Corp.	687,250
18,500	Annaly Capital Management, Inc.	260,665
134,210	iStar Financial, Inc.	4,912,086
11,000	Plum Creek Timber Co., Inc.	461,230
25,606	Potlatch Corp.	1,153,294
39,400	ProLogis	2,370,304
49,900	Simon Property Group, Inc.	4,736,508
60,600	Weingarten Realty Investors	2,436,726

		17,018,063

Real Estate Management & Development – 1.4%
909,958	CB Richard Ellis Group, Inc.*(a)	26,861,960
59,500	Jones Lang LaSalle, Inc.	6,644,960

		33,506,920

Road & Rail – 1.3%
267,600	Avis Budget Group, Inc.*	6,210,996
59,408	CSX Corp.	2,435,728
229,100	J.B. Hunt Transportation Services, Inc.	6,591,207
8,100	Ryder System, Inc.	443,475
127,600	Union Pacific Corp.	14,236,332

		29,917,738

Semiconductors & Semiconductor Equipment – 5.7%
136,600	Analog Devices, Inc.	5,037,808
7,800	Cypress Semiconductor Corp.*	195,312
1,857,250	Intel Corp.	47,824,187
392,600	Novellus Systems, Inc.*(a)	10,745,462
402,836	NVIDIA Corp.*	20,609,090
66,300	RF Micro Devices, Inc.*	394,485
23,900	Teradyne, Inc.*	355,871
1,512,250	Texas Instruments, Inc.(a)	51,779,440

		136,941,655

Software – 7.1%
4,156,075	Microsoft Corp.	119,404,035
2,100,600	Symantec Corp.*(a)	39,512,286
415,400	Synopsys, Inc.*	11,348,728

		170,265,049

Specialty Retail – 1.2%
126,300	Aeropostale, Inc.*	2,614,410
342,649	AutoNation, Inc.*	6,503,478
113,500	GameStop Corp.*	5,690,890
621,400	RadioShack Corp.(a)	14,770,678

		29,579,456

Textiles, Apparel & Luxury Goods – 0.1%
61,400	NIKE, Inc. Class B	3,459,276

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Tobacco – 1.9%
297,364	Altria Group, Inc.†	$20,640,035
43,500	Loews Corp. – Carolina Group	3,311,220
432,300	UST, Inc.(a)	21,303,744

		45,254,999

Trading Companies & Distributors – 0.2%
51,100	W.W. Grainger, Inc.	4,681,271

Wireless Telecommunication Services – 1.9%
2,088,647	Sprint Nextel Corp.	39,517,201
85,600	Telephone & Data Systems, Inc.(a)	5,542,600
10,100	Telephone & Data Systems, Inc. Special Shares	621,150

		45,680,951

TOTAL COMMON STOCKS
(Cost $2,248,921,954)		$2,335,323,325

Exchange Traded Fund – 0.0%

Health Care Providers & Services – 0.0%
5,800	Health Care Select Sector SPDR Fund	$199,520
(Cost $201,550)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.6%

Joint Repurchase Agreement Account II
$61,800,000	5.381%	09/04/07	$61,800,000
Maturity Value: $61,836,950
(Cost $61,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $2,310,923,504)			$2,397,322,845

	Interest
Shares	Rate	Value
Securities Lending Collateral – 9.0%

Boston Global Investment Trust – Enhanced Portfolio(c)
217,082,925	5.523%	$217,082,925
(Cost $217,082,925)

TOTAL INVESTMENTS – 109.0%
(Cost $2,528,006,429)		$2,614,405,770

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.0)%		(215,471,453)

NET ASSETS – 100.0%		$2,398,934,317

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	All or a portion of security is on loan.

(b)	Joint Repurchase Agreement Account II was entered into on August 31, 2007. Additional information appears on page 61.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
SPDR	—	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Schedule of Investments (continued)
August 31, 2007
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2007, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	822	September 2007	$60,692,370	$1,268,876

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 98.0%

Aerospace & Defense – 0.7%
21,800	Aerovironment, Inc.*(a)	$430,768
32,400	Cubic Corp.	1,280,772
187,900	DynCorp International, Inc.*	4,047,366
16,000	Stanley, Inc.*	346,560

		6,105,466

Air Freight & Logistics – 0.2%
100	Dynamex, Inc.*	2,512
39,000	Hub Group, Inc.*	1,301,430

		1,303,942

Airlines – 0.4%
16,400	Allegiant Travel Co.*	475,600
304,300	ExpressJet Holdings, Inc.*(a)	1,326,748
79,200	Pinnacle Airlines Corp.*(a)	1,298,088

		3,100,436

Auto Components – 1.7%
196,500	American Axle & Manufacturing Holdings, Inc.(a)	4,582,380
8,500	Amerigon, Inc.*	134,300
16,200	ArvinMeritor, Inc.	282,690
296,200	Cooper Tire & Rubber Co.(a)	7,239,128
37,200	Exide Technologies*	247,380
140,800	Hayes Lemmerz International, Inc.*	640,640
36,100	Lear Corp.*	1,055,203
35,200	Standard Motor Products, Inc.(a)	344,608
12,500	Stoneridge, Inc.*	130,500

		14,656,829

Automobiles – 0.0%
5,100	Coachmen Industries, Inc.	33,660

Beverages – 0.3%
8,500	Hansen Natural Corp.*	381,735
21,100	PepsiAmericas, Inc.	624,560
30,800	The Boston Beer Co., Inc.*	1,501,808

		2,508,103

Biotechnology – 3.7%
3,700	Acorda Therapeutics, Inc.*	66,563
130,600	Applera Corp. - Celera Group*	1,720,002
59,200	ArQule, Inc.*	485,440
100	Array BioPharma, Inc.*	1,135
53,100	CytRx Corp.*	192,222
40,600	GenVec*	95,410
211,800	Isis Pharmaceuticals, Inc.*	2,613,612
17,300	Kosan Biosciences, Inc.*	89,960
100	LifeCell Corp.*	3,311
19,700	Martek Biosciences Corp.*	532,294
100	Medarex, Inc.*	1,715
1,249,938	Millennium Pharmaceuticals, Inc.*	12,686,871
36,200	Omrix Biopharmaceuticals, Inc.*	1,267,362
17,200	OSI Pharmaceuticals, Inc.*	586,692
47,300	PDL BioPharma, Inc.*	922,823
98,700	Pharmion Corp.*	4,047,687
407,700	Savient Pharmaceuticals, Inc.*(a)	5,373,486
25,500	Seattle Genetics, Inc.*	261,630
9,300	Syntha Pharmaceuticals Corp.*	55,614
1,000	Vanda Pharmaceuticals, Inc.*	14,930

		31,018,759

Capital Markets – 0.9%
143,700	Apollo Investment Corp.(a)	3,138,408
10,000	Capital Southwest Corp.	1,404,500
58,400	Cowen Group, Inc.*	746,352
39,400	Eaton Vance Corp.	1,512,566
2,700	GAMCO Investors, Inc.	145,071
41,800	HFF, Inc.*	488,224
100	Sanders Morris Harris Group, Inc.	989

		7,436,110

Chemicals – 3.9%
254,180	CF Industries Holdings, Inc.	16,097,219
100	Ferro Corp.	1,957
166,856	Innospec, Inc.	4,144,703
86,500	OM Group, Inc.*	4,273,100
20,075	Penford Corp.	708,648
20,900	Stepan Co.	627,418
280,700	Terra Industries, Inc.*(a)	7,289,779

		33,142,824

Commercial Banks – 5.1%
100	1st Source Corp.	2,351
8,300	Ameris Bancorp	164,008
100	BancFirst Corp.	4,509
7,100	Banco Latinoamericano de Exportaciones S.A.	133,267
5,600	Bank of the Ozarks, Inc.	171,304
100	BankFinancial Corp.	1,559
100	BOK Financial Corp.	5,093
100	Capitol Bancorp Ltd.	2,519
222,006	Cascade Bancorp(a)	5,206,041
4,900	Cathay General Bancorp	159,299
7,800	Central Pacific Financial Corp.	248,196
8,800	City National Corp.	628,232
6,400	Community Bancorp*	157,568
103,000	East West Bancorp, Inc.	3,687,400
100	Enterprise Financial Services Corp.	2,256
51,000	First Bancorp	512,550
12,850	First Citizens BancShares, Inc.	2,277,662
200	First Indiana Corp.	6,184
100	First Merchants Corp.	2,119
37,041	First Regional Bancorp*	870,463
42,800	Frontier Financial Corp.(a)	1,052,024
19,100	Greene County Bancshares, Inc.	677,477
177,917	Hanmi Financial Corp.	2,754,155
3,500	Heritage Commerce Corp.	71,575

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Commercial Banks – (continued)
42,285	Horizon Financial Corp.	$877,837
6,200	International Bancshares Corp.	142,724
51,000	Nara Bancorp, Inc.	807,840
49,100	Popular, Inc.	605,894
138,197	Preferred Bank	5,685,425
100	Renasant Corp.	2,000
105	Republic Bancorp, Inc.	1,596
24,700	Sierra Bancorp(a)	711,360
42,400	Signature Bank*	1,465,344
100	Simmons First National Corp.	2,718
38,800	SVB Financial Group*	1,930,688
45,300	Texas Capital Bancshares, Inc.*	988,446
5,800	Tompkins Trustco, Inc.(a)	223,880
7,380	TriCo Bancshares	165,312
450,500	Umpqua Holdings Corp.(a)	9,775,850
69,900	W Holding Co., Inc.	163,566
100	Washington Trust Bancorp, Inc.	2,594
14,000	Wilmington Trust Corp.	561,400

		42,912,285

Commercial Services & Supplies – 4.6%
227,100	ABM Industries, Inc.	5,309,598
45,331	Amrep Corp.(a)	1,523,122
146,900	Bowne & Co., Inc.	2,489,955
100	CDI Corp.	2,860
17,800	COMSYS IT Partners, Inc.*	338,378
100	Cornell Cos., Inc.*	2,409
16,200	Deluxe Corp.	615,924
34,300	Diamond Management & Technology Consultants, Inc.	345,401
100	Heidrick & Struggles International, Inc.*	4,685
809,681	IKON Office Solutions, Inc.	11,367,921
667,245	Spherion Corp.*	5,898,446
213,300	TeleTech Holdings, Inc.*	6,239,025
66,700	United Stationers, Inc.*	3,936,634
31,610	Volt Information Sciences, Inc.*(a)	475,730
13,976	Waste Industries USA, Inc.	453,521

		39,003,609

Communications Equipment – 1.9%
95,300	Andrew Corp.*	1,341,824
355,600	C-COR, Inc.*	4,092,956
89,100	Ditech Networks, Inc.*	457,083
5,400	Dycom Industries, Inc.*	159,462
100	EMS Technologies, Inc.*	2,454
24,800	Loral Space & Communications, Inc.*	993,984
46,800	Network Equipment Technologies, Inc.*	498,888
122,200	Polycom, Inc.*	3,703,882
100	Sycamore Networks, Inc.*	395
98	Symmetricom, Inc.*	489
1,601,246	UTStarcom, Inc.*(a)	4,867,788

		16,119,205

Computers & Peripherals – 1.8%
62,700	Electronics for Imaging, Inc.*	1,635,216
8,000	Hutchinson Technology, Inc.*	184,080
353,300	Immersion Corp.*	5,295,967
18,000	Lexmark International, Inc.*	670,680
318,400	Novatel Wireless, Inc.*	7,272,256

		15,058,199

Construction & Engineering – 1.2%
190,696	EMCOR Group, Inc.*(a)	5,978,320
29,400	Integrated Electrical Services, Inc.*	686,784
2,800	KBR, Inc.*	91,952
61,900	Perini Corp.*	3,503,540

		10,260,596

Consumer Finance – 0.3%
158,000	AmeriCredit Corp.*(a)	2,734,980
8,100	QC Holdings, Inc.	117,045
100	Rewards Network, Inc.*	405
100	The First Marblehead Corp.	3,349

		2,855,779

Diversified Consumer Services – 2.0%
21,100	Career Education Corp.*	626,670
133,124	CPI Corp.	5,958,630
100	DeVry, Inc.	3,453
4,600	ITT Educational Services, Inc.*	505,080
130,700	Pre-Paid Legal Services, Inc.*(a)	7,213,333
63,100	Sotheby’s	2,730,968

		17,038,134

Diversified Financial Services – 0.1%
100	Compass Diversified Trust	1,409
18,500	International Securities Exchange Holdings, Inc.	1,228,400

		1,229,809

Diversified Telecommunication Services – 2.6%
4,800	Alaska Communications Systems Group, Inc.	65,568
137,700	Aruba Networks, Inc.*(a)	2,488,239
54,600	Atlantic Tele-Network, Inc.	1,828,008
99,100	Cbeyond, Inc.*	3,851,026
30,600	Cogent Communications Group, Inc.*	764,082
12,441	CT Communications, Inc.	391,891
3,800	Golden Telecom, Inc.	260,718
82,600	IDT Corp. Class B(a)	743,400
19,400	Iowa Telecommunications Services, Inc.	359,094
160,200	NTELOS Holdings Corp.	4,290,156
392,700	Paetec Holding Corp.*	4,684,911
87,400	Premiere Global Services, Inc.*	1,143,192
41,200	SureWest Communications	1,195,212

		22,065,497

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Electric Utilities – 0.9%
21,800	Central Vermont Public Service Corp.	$786,980
14,900	DPL, Inc.	392,615
28,000	El Paso Electric Co.*	624,960
20,400	Northeast Utilities	564,060
18,200	Otter Tail Corp.	664,300
44,800	Pepco Holdings, Inc.	1,249,024
92,200	Portland General Electric Co.	2,451,598
946	UIL Holdings Corp.	29,317
26,800	Westar Energy, Inc.	650,972

		7,413,826

Electrical Equipment – 2.5%
16,200	AZZ, Inc.*	460,080
1,400	Baldor Electric Co.	58,296
195,068	Belden CDT, Inc.	9,482,255
235,900	GrafTech International Ltd.*	3,960,761
45,600	II-VI, Inc.*	1,422,720
5,300	Powell Industries, Inc.*	177,656
155,556	Superior Essex, Inc.*	5,491,127
300	Woodward Governor Co.	17,619

		21,070,514

Electronic Equipment & Instruments – 1.7%
144,600	Agilysys, Inc.	2,466,876
24,600	Avnet, Inc.*	967,026
74,200	Bell Microproducts, Inc.*	509,012
163,100	Ingram Micro, Inc.*	3,203,284
100	Littelfuse, Inc.*	3,340
116,400	Methode Electronics, Inc.	1,680,816
100	Mettler-Toledo International, Inc.*	9,431
17,800	OSI Systems, Inc.*	443,398
36,300	PC Connection, Inc.*(a)	466,818
58,000	Smart Modular Technologies, Inc.*	635,100
75,400	SYNNEX Corp.*	1,501,968
64,800	Tech Data Corp.*	2,526,552

		14,413,621

Energy Equipment & Services – 1.2%
33,700	Dawson Geophysical Co.*	2,286,882
500	Gulf Island Fabrication, Inc.	17,790
23,300	GulfMark Offshore, Inc.*	1,068,305
79,600	Matrix Service Co.*(a)	1,506,032
95,200	Newpark Resources, Inc.*	533,120
27,500	Patterson-UTI Energy, Inc.	590,425
118,000	Trico Marine Services, Inc.*(a)	3,877,480
15,900	Willbros Group, Inc.*(a)	452,037

		10,332,071

Food & Staples Retailing – 1.6%
101,622	Ingles Markets, Inc.	3,059,838
23,600	Longs Drug Stores Corp.	1,244,428
35,900	Nash Finch Co.(a)	1,346,609
194,209	Performance Food Group Co.*	5,523,304
82,141	Spartan Stores, Inc.	2,089,667
200	Village Super Market, Inc.	9,568

		13,273,414

Food Products – 1.1%
51,200	Cal-Maine Foods, Inc.	1,013,248
139,900	Chiquita Brands International, Inc.*	2,182,440
149,700	Fresh Del Monte Produce, Inc.(a)	3,941,601
18,637	Imperial Sugar Co.(a)	535,814
7,900	Sanderson Farms, Inc.	331,326
496	Seaboard Corp.	1,031,184

		9,035,613

Gas Utilities – 0.1%
7,200	Northwest Natural Gas Co.	334,512
103,000	SEMCO Energy, Inc.*	783,830

		1,118,342

Health Care Equipment & Supplies – 3.9%
163,700	Align Technology, Inc.*(a)	3,720,901
27,300	Analogic Corp.	1,885,338
129,300	CONMED Corp.*	3,756,165
8,300	Cynosure, Inc. Class A*	260,454
6,600	Dade Behring Holdings, Inc.	498,366
14,200	Dentsply International, Inc.	559,196
100	Greatbatch, Inc.*	3,000
122,100	Immucor, Inc.*	4,072,035
68,800	Invacare Corp.	1,594,096
16,400	Kinetic Concepts, Inc.*	985,804
6,600	Kyphon, Inc.*	441,342
150	Medical Action Industries, Inc.*	3,403
54,300	Mentor Corp.(a)	2,421,237
13,600	Osteotech, Inc.*	98,872
13,900	Regeneration Technologies, Inc.*	150,537
66,500	Sonic Innovations, Inc.*	551,285
2,300	SurModics, Inc.*	110,975
117,600	West Pharmaceutical Services, Inc.	4,709,880
288,200	Zoll Medical Corp.*	6,660,302

		32,483,188

Health Care Providers & Services – 3.3%
100	Amedisys, Inc.*	3,778
203,300	Apria Healthcare Group, Inc.*	5,413,879
303,633	CorVel Corp.*	7,612,079
79,300	Kindred Healthcare, Inc.*	1,571,726
36,500	MedCath Corp.*	1,071,275
152,249	Molina Healthcare, Inc.*	5,184,079
59,186	PharMerica Corp.*(a)	1,049,368
64,300	WellCare Health Plans, Inc.*	6,346,410

		28,252,594

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Health Care Technology – 0.1%
31,600	Hlth Corp.*	$467,048
3,400	Phase Forward, Inc.*	60,656

		527,704

Hotels, Restaurants & Leisure – 2.6%
100	Ambassadors Group, Inc.	3,877
43,100	California Pizza Kitchen, Inc.*	881,395
144,067	CEC Entertainment, Inc.*	4,422,857
4,300	Chipotle Mexican Grill, Inc. Class B*	403,727
146,917	Jack in the Box, Inc.*(a)	9,141,176
85,600	Landry’s Restaurants, Inc.(a)	2,454,152
15,000	Multimedia Games, Inc.*	145,500
201,600	O’Charley’s, Inc.	3,282,048
75,800	Premier Exhibitions, Inc.*(a)	1,199,156

		21,933,888

Household Durables – 2.0%
432,700	American Greetings Corp.	10,704,998
49,300	Blyth, Inc.	1,102,348
20,300	Champion Enterprises, Inc.*	234,465
4,800	CSS Industries, Inc.	184,608
28,000	KB HOME	849,520
80,767	Kimball International, Inc. Class B	1,084,701
98,500	Tempur-Pedic International, Inc.(a)	2,846,650
100	Universal Electronics, Inc.*	2,900

		17,010,190

Household Products – 0.1%
7,500	Energizer Holdings, Inc.*	794,475

Industrial Conglomerates – 0.4%
197,000	Tredegar Corp.	3,443,560

Insurance – 3.5%
2,300	Alleghany Corp.*	947,600
12,200	American Physicians Capital, Inc.*	484,584
25,800	Amerisafe, Inc.*	424,410
19,500	AmTrust Financial Services, Inc.	319,215
9,200	Arch Capital Group Ltd.*	660,836
174,800	Aspen Insurance Holdings Ltd.	4,385,732
103,400	Assured Guaranty Ltd.	2,695,638
100	Darwin Professional Underwriters, Inc.*	2,484
100	EMC Insurance Group, Inc.	2,445
57,400	IPC Holdings Ltd.	1,459,108
39,300	LandAmerica Financial Group, Inc.(a)	2,176,827
115,200	Max Capital Group Ltd.	3,163,392
100	National Interstate Corp.	3,278
48,300	NYMAGIC, Inc.	1,451,898
7,800	Odyssey Re Holdings Corp.	282,516
7,700	Platinum Underwriters Holdings Ltd.	267,036
69,452	Reinsurance Group of America, Inc.	3,771,938
107,200	Security Capital Assurance Ltd.(a)	2,179,376
136,352	Stewart Information Services Corp.	5,053,205

		29,731,518

Internet & Catalog Retail – 1.7%
94,500	1-800-FLOWERS.COM, Inc.*	1,004,535
103,700	Blue Nile, Inc.*(a)	8,754,354
45,400	Shutterfly, Inc.*(a)	1,269,384
197,400	Systemax, Inc.(a)	3,671,640
500	ValueVision Media, Inc.*	4,215

		14,704,128

Internet Software & Services – 4.1%
111,400	AsiaInfo Holdings, Inc.*	900,112
258,500	Chordiant Software, Inc.*	3,861,990
1,142,100	CMGI, Inc.*	1,781,676
106,900	Greenfield Online, Inc.*	1,543,636
122,100	InfoSpace, Inc.	1,710,621
666,837	Interwoven, Inc.*	8,688,886
30,900	iPass, Inc.*	139,050
11,900	Omniture, Inc.*	295,239
301,800	On2 Technologies, Inc.*(a)	449,682
813,780	RealNetworks, Inc.*	5,069,850
615,700	S1 Corp.*	4,802,460
18,800	SonicWALL, Inc.*	161,304
59,500	Switch and Data Facilities Co.*	1,028,160
89,700	United Online, Inc.(a)	1,288,989
143,800	Vignette Corp.*	2,805,538

		34,527,193

IT Services – 1.1%
136,790	Authorize.Net Holdings, Inc.*	2,489,578
157,700	Ciber, Inc.*	1,250,561
65,600	CSG Systems International, Inc.*	1,516,672
127,600	Gartner, Inc.*	2,821,236
13,400	iGATE Corp.*	111,086
100	SAIC, Inc.*	1,831
7,700	Syntel, Inc.	266,189
40,200	TNS, Inc.	600,186

		9,057,339

Leisure Equipment & Products – 0.2%
100	Hasbro, Inc.	2,821
21,900	Polaris Industries, Inc.	1,045,725
46,300	Sturm Ruger & Co., Inc.*	844,512

		1,893,058

Life Sciences Tools & Services – 1.8%
107,100	Albany Molecular Research, Inc.*	1,565,802
71,400	Cambrex Corp.	890,358
2,700	Dionex Corp.*	195,561
24,000	eResearch Technology, Inc.*	261,120
139,500	Exelixis, Inc.*	1,569,375
2,600	Invitrogen Corp.*	202,540
100	PAREXEL International Corp.*	4,301

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Life Sciences Tools & Services – (continued)
64,000	Pharmanet Development Group, Inc.*	$1,843,200
85,100	Varian, Inc.*	5,107,702
3,900	Ventana Medical Systems, Inc.*	318,981
46,400	Waters Corp.*	2,856,848

		14,815,788

Machinery – 2.3%
11,400	Accuride Corp.*	147,858
40,300	AGCO Corp.*	1,740,960
16,200	Ampco-Pittsburgh Corp.	688,986
10,400	Cascade Corp.	765,544
44,300	EnPro Industries, Inc.*	1,851,297
9,700	Hurco Cos., Inc.*	479,762
27,700	Lydall, Inc.*	289,742
21,700	Mueller Industries, Inc.	751,688
56,600	NACCO Industries, Inc.	6,705,402
31,200	RBC Bearings, Inc.*	1,107,600
75,500	Robbins & Myers, Inc.	4,090,590
21,800	Sun Hydraulics Corp.	603,642
11,000	Tecumseh Products Co.*	189,750
7,000	The Gorman-Rupp Co.	238,350

		19,651,171

Marine – 0.1%
100	Horizon Lines, Inc.	2,821
28,900	TBS International Ltd.*(a)	1,055,139

		1,057,960

Media – 0.7%
61,584	Arbitron, Inc.	3,068,731
111,700	Belo Corp.	1,925,708
7,800	DG Fastchannel, Inc.*	157,092
34,900	Journal Communications, Inc.	361,913

		5,513,444

Metals & Mining – 0.9%
4,900	Brush Engineered Materials, Inc.*	236,670
182,700	Ryerson, Inc.(a)	6,091,218
5,600	Schnitzer Steel Industries, Inc.	327,208
30,700	Wheeling-Pittsburgh Corp.*	556,284

		7,211,380

Multi-Utilities – 0.2%
14,200	Alliant Energy Corp.	537,896
27,400	Energy East Corp.	731,306
100	NorthWestern Corp.	2,684
100	OGE Energy Corp.	3,372

		1,275,258

Multiline Retail – 0.3%
73,700	Big Lots, Inc.*(a)	2,194,049

Oil, Gas & Consumable Fuels – 4.2%
8,400	Atlas America, Inc.	427,308
200	Cabot Oil & Gas Corp.	6,668
49,300	Delek US Holdings, Inc.	1,351,806
52,000	General Maritime Corp.(a)	1,344,720
103,901	Holly Corp.	6,925,002
8,400	Overseas Shipholding Group, Inc.	599,760
25,400	PetroQuest Energy, Inc.*	283,464
119,100	Rosetta Resources, Inc.*	1,998,498
27,600	Ship Finance International Ltd.(a)	794,052
7,500	Stone Energy Corp.*	247,125
194,263	Swift Energy Co.*	7,230,469
794,000	USEC, Inc.*	10,631,660
63,700	Western Refining, Inc.	3,302,208

		35,142,740

Paper & Forest Products – 0.2%
85,700	Buckeye Technologies, Inc.*	1,334,349
1,700	Schweitzer-Mauduit International, Inc.	38,743

		1,373,092

Personal Products – 0.4%
100	Alberto-Culver Co.	2,317
11,300	Elizabeth Arden, Inc.*	277,980
90,358	NBTY, Inc.*	3,316,139

		3,596,436

Pharmaceuticals – 1.5%
3,700	Bradley Pharmaceuticals, Inc.*(a)	72,372
52,374	Caraco Pharmaceutical Laboratories Ltd.*(a)	774,611
100	King Pharmaceuticals, Inc.*	1,503
26,500	MGI Pharma, Inc.*	624,605
240,300	Noven Pharmaceuticals, Inc.*	3,666,978
10,000	Par Pharmaceutical Cos., Inc.*	223,900
114,100	POZEN, Inc.*	1,139,859
100	Sciele Pharma, Inc.*	2,308
176,600	SuperGen, Inc.*(a)	716,996
140,200	Watson Pharmaceuticals, Inc.*	4,180,764
31,400	XenoPort, Inc.*	1,304,042

		12,707,938

Real Estate Investment Trusts (REITs) – 5.8%
100	Agree Realty Corp.	3,050
462,900	Alesco Financial, Inc.(a)	2,527,434
24,300	Annaly Capital Management, Inc.	342,387
628,731	Anthracite Capital, Inc.(a)	5,696,303
27,000	Anworth Mortgage Asset Corp.	145,260
15,500	Arbor Realty Trust, Inc.	310,310
5,800	BRT Realty Trust	122,786
98,200	Cousins Properties, Inc.	2,697,554
133,219	Crystal River Capital, Inc.(a)	2,126,175
300	Duke Realty Corp.	10,137
218,800	Entertainment Properties Trust	10,467,392
27,300	Equity One, Inc.	714,168
100	Franklin Street Properties Corp.	1,725
48,200	Gramercy Capital Corp.(a)	1,212,230
624,100	HRPT Properties Trust	6,103,698

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Real Estate Investment Trusts – (continued)
100	Inland Real Estate Corp.	$1,548
56,200	iStar Financial, Inc.	2,056,920
42,626	Jer Investors Trust, Inc.(a)	529,841
100	Kite Realty Group Trust	1,698
2,300	LTC Properties, Inc.	51,934
181,791	Medical Properties Trust, Inc.(a)	2,448,725
39,800	MFA Mortgage Investments, Inc.	308,450
101,250	National Health Investors, Inc.	3,061,800
250,700	NorthStar Realty Finance Corp.(a)	2,659,927
12,000	Quadra Realty Trust, Inc.	120,360
100	Ramco-Gershenson Properties Trust	3,225
100	Realty Income Corp.	2,700
59,800	Redwood Trust, Inc.(a)	2,232,334
158,650	Senior Housing Properties Trust	3,226,941
100	Universal Health Realty Income Trust	3,352
100	Urstadt Biddle Properties	1,694
300	Weingarten Realty Investors	12,063

		49,204,121

Real Estate Management & Development – 1.4%
107,474	Jones Lang LaSalle, Inc.	12,002,696

Road & Rail – 0.6%
26,600	Avis Budget Group, Inc.*	617,386
104,100	Dollar Thrifty Automotive Group, Inc.*	3,068,868
23,500	J.B. Hunt Transportation Services, Inc.	676,095
45,255	Saia, Inc.*	850,341

		5,212,690

Semiconductors & Semiconductor Equipment – 2.9%
20,500	Actel Corp.*	230,625
152,900	Advanced Energy Industries, Inc.*	2,481,567
347,300	Applied Micro Circuits Corp.*	989,805
135,846	Atmel Corp.*	719,984
51,000	Credence Systems Corp.*	149,940
10,900	DSP Group, Inc.*	189,987
320,550	Exar Corp.*	4,276,137
33,500	Micrel, Inc.	366,825
31,400	MIPS Technologies, Inc.*	245,548
52,600	Monolithic Power Systems*	1,077,248
7,900	Netlogic Microsystems, Inc.*(a)	231,707
394,700	RF Micro Devices, Inc.*(a)	2,348,465
38,500	Semtech Corp.*	686,840
32,000	Silicon Storage Technology, Inc.*	99,840
1,196,500	Skyworks Solutions, Inc.*	9,440,385
83,900	Teradyne, Inc.*	1,249,271

		24,784,174

Software – 3.9%
142,903	Ansoft Corp.*	4,271,371
706,142	Captaris, Inc.*	3,784,921
45,000	Double-Take Software, Inc.*	777,600
15,000	Fair Isaac Corp.	554,850
85,300	Magma Design Automation, Inc.*	1,172,022
42,000	Manhattan Associates, Inc.*	1,212,960
66,652	MicroStrategy, Inc.*(a)	4,614,984
182,400	Novell, Inc.*	1,357,056
12,200	Pegasystems, Inc.	144,936
31,100	Phoenix Technologies Ltd.*	339,923
100	Progress Software Corp.*	3,052
77,500	Synchronoss Technologies, Inc.*	2,692,350
404,581	Synopsys, Inc.*	11,053,153
22,500	Taleo Corp.*	518,625
100	Tyler Technologies, Inc.*	1,483

		32,499,286

Specialty Retail – 2.3%
368,289	Asbury Automotive Group, Inc.	7,962,408
100	Dick’s Sporting Goods, Inc.*	6,490
100	Haverty Furniture Cos., Inc.	1,072
194,100	Jo-Ann Stores, Inc.*(a)	4,367,250
37,800	RadioShack Corp.	898,506
221,100	Sonic Automotive, Inc.	5,881,260
12,600	West Marine, Inc.*(a)	171,612

		19,288,598

Textiles, Apparel & Luxury Goods – 1.1%
38,400	Deckers Outdoor Corp.*	3,616,896
61,600	Kellwood Co.(a)	1,213,520
147,575	Perry Ellis International, Inc.*	4,027,322

		8,857,738

Thrifts & Mortgage Finance – 2.5%
124,000	Bank Mutual Corp.	1,470,640
19,600	BankUnited Financial Corp.	335,160
11,100	Brookline Bancorp, Inc.	138,861
5,500	Capitol Federal Financial	191,510
69,100	Delta Financial Corp.	375,213
118,900	Downey Financial Corp.(a)	6,728,551
79,100	Flagstar Bancorp, Inc.	972,930
102,900	Fremont General Corp.	463,050
16,900	KNBT Bancorp, Inc.	248,599
20,200	MAF Bancorp, Inc.	1,084,538
21,700	Ocwen Financial Corp.*	203,546
49,700	Partners Trust Financial Group, Inc.	603,358
30,710	PFF Bancorp, Inc.	538,039
396,400	Provident Financial Services, Inc.(a)	6,659,520
26,000	Provident New York Bancorp	359,060
27,100	The PMI Group, Inc.	858,528

		21,231,103

Tobacco – 0.7%
339,500	Alliance One International, Inc.*	2,614,150
61,200	Universal Corp.	3,006,756
18,100	Vector Group Ltd.	415,938

		6,036,844

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Trading Companies & Distributors – 0.1%
8,600	Applied Industrial Technologies, Inc.	$275,028
2,600	Lawson Products, Inc.	94,952
13,500	Rush Enterprises, Inc.*	342,360

		712,340

Wireless Telecommunication Services – 0.6%
165,400	Centennial Communications Corp.*	1,554,760
37,100	Rural Cellular Corp.*	1,593,816
93,400	USA Mobility, Inc.	1,723,230

		4,871,806

TOTAL COMMON STOCKS
(Cost $854,481,707)		$826,106,130

	Interest
Shares	Rate	Value
Securities Lending Collateral – 15.4%

Boston Global Investment Trust – Enhanced Portfolio(b)
132,726,113	5.523%	$132,726,113
(Cost 132,726,113)

TOTAL INVESTMENTS – 113.4%
(Cost $987,207,820)		$958,832,243

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.4)%		(115,546,805)

NET ASSETS – 100.0%		$843,285,438

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2007, the following futures contracts were open:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Notional Value	Gain

Russell E Mini 2000 Index	234	September 2007	$18,598,320	$395,695

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 95.3%

Australia – 4.3%
4,121	Amcor Ltd. (Containers & Packaging)	$25,761
1,149,673	AMP Ltd. (Insurance)	9,876,380
161,093	Ansell Ltd. (Health Care Equipment & Supplies)	1,728,283
258,740	APN News & Media Ltd. (Media)	1,165,403
28,470	AXA Asia Pacific Holdings Ltd. (Insurance)	175,833
1,134,602	BHP Billiton Ltd. (Metals & Mining)	35,624,008
1,829,554	BlueScope Steel Ltd. (Metals & Mining)	15,927,182
118,380	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	2,335,217
483,240	Challenger Financial Services Group Ltd. (Diversified Financial Services)	2,140,541
296,483	Coca-Cola Amatil Ltd.(a) (Beverages)	2,311,828
180,392	Coles Group Ltd. (Food & Staples Retailing)	2,092,323
309,947	Commonwealth Bank of Australia (Commercial Banks)	13,990,375
35,931	Commonwealth Property Office Fund (Real Estate Management and Development)	49,410
149,273	CSL Ltd. (Biotechnology)	11,979,004
113,990	Downer EDI Ltd. (Commercial Services & Supplies)	604,151
137,638	Harvey Norman Holdings Ltd. (Multiline Retail)	601,000
450,356	Insurance Australia Group Ltd. (Insurance)	1,855,849
624,502	Lend Lease Corp. Ltd. (Real Estate Management & Development)	9,820,068
143,753	Multiplex Group (Real Estate Investment Trusts (REITs))	587,688
1,641,462	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	13,382,720
1,095,036	Pacific Brands Ltd.(a) (Distributors)	3,021,596
281,512	PaperlinX Ltd. (Paper & Forest Products)	778,704
3,527,730	Qantas Airways Ltd. (Airlines)	16,117,911
1,377,291	QBE Insurance Group Ltd. (Insurance)	39,250,969
65,113	Santos Ltd. (Oil, Gas & Consumable Fuels)	709,205
1,459,808	Stockland (Real Estate Investment Trusts (REITs))	10,248,348
285,952	TABCORP Holdings Ltd. (Hotels, Restaurants & Leisure)	3,580,256
8	Wesfarmers Ltd. (Industrial Conglomerates)	252
212,777	Westpac Banking Corp. (Commercial Banks)	4,740,089
218,041	Woolworths Ltd. (Food & Staples Retailing)	5,337,999

		210,058,353

Austria – 1.1%
324,369	Immofinanz Immobilien Anlagen AG* (Real Estate Management & Development)	4,020,859
5,716	Mayr-Melnhof Karton AG (Containers & Packaging)	616,462
15,806	Meinl European Land Ltd.* (Real Estate Management & Development)	288,882
194,310	OMV AG (Oil, Gas & Consumable Fuels)	12,040,422
79,935	Telekom Austria AG (Diversified Telecommunication Services)	2,064,263
381,320	Voestalpine AG (Metals & Mining)	31,193,162
22,096	Wienerberger AG (Building Products)	1,577,409

		51,801,459

Belgium – 2.4%
396,548	Agfa Gevaert NV (Health Care Technology)	8,289,006
62,947	Bekaert NV (Electrical Equipment)	8,293,479
136,820	Belgacom (Diversified Telecommunication Services)	6,002,935
2,604	Cofinimmo (Real Estate Investment Trusts (REITs))	447,456
2,684	Colruyt SA (Food & Staples Retailing)	573,364
211,677	Delhaize Group (Food & Staples Retailing)	20,763,594
598,124	Dexia (Commercial Banks)	16,494,553
19,366	Euronav SA (Oil, Gas & Consumable Fuels)	611,588
659,694	Fortis(a) (Diversified Financial Services)	24,195,409
40,222	InBev NV (Beverages)	3,302,770
30,426	KBC GROEP NV (Commercial Banks)	3,818,382
11,605	Mobistar SA (Wireless Telecommunication Services)	943,200
70,343	Omega Pharma SA (Health Care Equipment & Supplies)	6,199,102
1,711	S.A. D’ Ieteren NV (Distributors)	680,974
109,609	Solvay SA (Chemicals)	16,270,935

		116,886,747

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Denmark – 1.4%
400	A P Moller-Maersk A/S Class B (Marine)	$5,235,157
134,450	Carlsberg A/S Class B(a) (Beverages)	18,121,513
563,700	Danske Bank A/S (Commercial Banks)	23,145,054
10,150	East Asiatic Co. Ltd. A/S(a) (Food Products)	685,239
188,650	Novo Nordisk A/S Class B (Pharmaceuticals)	21,029,585

		68,216,548

France – 10.8%
699,905	Air France-KLM(a) (Airlines)	28,967,113
576,656	BNP Paribas(a) (Commercial Banks)	60,533,937
58,567	Business Objects SA* (Software)	2,569,825
850,020	Cap Gemini SA(a) (IT Services)	54,796,129
111,652	Compagnie de Saint-Gobain (Building Products)	12,091,609
106,635	Compagnie Generale des Etablissements Michelin Class B (Auto Components)	13,384,195
3,852	Gecina SA (Real Estate Investment Trusts (REITs))	629,465
29,529	PPR (Multiline Retail)	5,093,283
269,795	Publicis Groupe(a) (Media)	11,663,481
991,754	Sanofi-Aventis(a) (Pharmaceuticals)	81,227,080
146,267	Schneider Electric SA(a) (Electrical Equipment)	19,338,767
43,787	Societe BIC SA (Commercial Services & Supplies)	3,317,485
366,156	Sodexho Alliance SA(a) (Hotels, Restaurants & Leisure)	24,052,781
10,253	Technip SA (Energy Equipment & Services)	817,777
1,174,332	Total SA(a) (Oil, Gas & Consumable Fuels)	88,067,503
43,542	Valeo SA (Auto Components)	2,100,695
2,806,446	Vivendi SA(a) (Media)	114,400,527

		523,051,652

Germany – 14.5%
1,017,706	BASF AG (Chemicals)	134,552,885
122,403	Celesio AG (Health Care Providers & Services)	7,651,876
173,120	Daimler AG (Automobiles)	15,366,804
907,741	Deutsche Bank AG (Capital Markets)	112,070,301
150,876	Deutsche Boerse AG (Diversified Financial Services)	16,647,989
3,647,193	Deutsche Lufthansa AG (Airlines)	106,376,966
423,220	E.ON AG (Electric Utilities)	70,955,723
84,582	Heidelberger Druckmaschinen AG (Machinery)	3,832,045
137,865	Hochtief AG (Construction & Engineering)	13,817,435
1,862,155	Infineon Technologies AG* (Semiconductors & Semiconductor Equipment)	28,975,652
1,880	Linde AG (Chemicals)	220,761
5,508	MAN AG (Machinery)	789,633
621,819	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	107,391,855
2,710	RWE AG (Multi-Utilities)	304,673
196,425	Siemens AG (Industrial Conglomerates)	24,643,615
551,389	ThyssenKrupp AG (Metals & Mining)	32,201,858
4,000	TUI AG (Hotels, Restaurants & Leisure)	103,760
115,071	Volkswagen AG (Automobiles)	23,757,725

		699,661,556

Hong Kong – 6.1%
522,500	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	4,653,518
6,560,500	Boc Hong Kong Holdings Ltd. (Commercial Banks)	15,769,286
6,243,000	Cathay Pacific Airways Ltd. (Airlines)	16,366,741
1,164,000	Cheung Kong (Holdings) Ltd. (Real Estate Management & Development)	17,098,703
865,000	Cheung Kong Infrastructure Holdings Ltd. (Electric Utilities)	3,201,738
2,687,500	CLP Holdings Ltd. (Electric Utilities)	18,506,984
236,300	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	289,949
635,900	Esprit Holdings Ltd. (Specialty Retail)	9,237,400
6,854,000	Giordano International Ltd. (Specialty Retail)	3,312,207
129,700	Hang Seng Bank Ltd. (Commercial Banks)	2,033,364
2,291,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	16,050,306
3,486,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	17,478,158
1,666,500	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	30,732,364
2,172,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	21,557,715

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Hong Kong – (continued)
340,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	$856,322
1,173,000	Kerry Properties Ltd. (Real Estate Management & Development)	8,661,501
657,000	Kingboard Chemical Holdings Ltd. (Electronic Equipment & Instruments)	3,852,859
1,414,000	Li & Fung Ltd. (Distributors)	5,252,972
1,190,000	New World Development Co. Ltd. (Real Estate Management & Development)	2,850,508
805,500	Orient Overseas International Ltd. (Marine)	8,742,959
837,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	11,182,550
3,117,500	Swire Pacific Ltd. (Real Estate Management & Development)	34,363,408
817,000	Television Broadcasts Ltd. (Media)	4,984,012
532,000	Texwinca Holdings Ltd. (Textiles, Apparel & Luxury Goods)	435,513
197,000	The Bank of East Asia Ltd. (Commercial Banks)	1,095,489
2,670,893	The Link REIT (Real Estate Investment Trusts (REITs))	5,322,132
4,617,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	19,033,522
400,000	Tingyi (Cayman Islands) Holding Corp. (Food Products)	576,389
370,500	Wing Hang Bank Ltd. (Commercial Banks)	4,519,256
2,634,500	Yue Yuen Industrial (Holdings) Ltd. (Textiles, Apparel & Luxury Goods)	7,931,887

		295,949,712

Italy – 2.2%
747,230	Autogrill S.p.A. (Hotels, Restaurants & Leisure)	15,692,580
1,559,949	Enel S.p.A(a) (Electric Utilities)	16,118,786
982,489	Eni S.p.A. (Oil, Gas & Consumable Fuels)	33,936,772
623,027	Finmeccanica S.p.A. (Aerospace & Defense)	18,309,380
88,369	Italcementi S.p.A.(a) (Construction Materials)	2,191,277
6,885,724	Telecom Italia S.p.A. (Diversified Telecommunication Services)	19,475,461

		105,724,256

Japan – 13.7%
29,400	Aisin Seiki Co. Ltd. (Auto Components)	1,108,139
1,300,000	AMADA Co. Ltd. (Machinery)	14,039,833
225,600	Aoyama Trading Co. Ltd. (Specialty Retail)	6,078,860
177,500	Asahi Breweries Ltd. (Beverages)	2,636,806
1,945,000	Asahi Kasei Corp. (Chemicals)	14,591,378
140,900	Astellas Pharma, Inc. (Pharmaceuticals)	6,531,169
66,700	Autobacs Seven Co. Ltd. (Specialty Retail)	1,761,038
296,600	Canon Marketing Japan, Inc. (Distributors)	5,795,203
357,900	Canon, Inc. (Office Electronics)	20,428,734
657,000	Central Glass Co. Ltd. (Building Products)	3,388,155
55,900	Coca-Cola West Holdings Co. Ltd. (Beverages)	1,239,342
208,000	COMSYS Holdings Corp. (Construction & Engineering)	2,330,870
101,300	CSK Holdings Corp.(a) (IT Services)	3,715,975
352,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	5,137,820
4,000	Dainippon Screen Mfg. Co. Ltd. (Electronic Equipment & Instruments)	28,001
1,551,000	Daiwa Securities Group, Inc. (Capital Markets)	15,373,746
289,900	Elpida Memory, Inc.*(a) (Semiconductors & Semiconductor Equipment)	11,198,408
592,900	FUJIFILM Holdings Corp. (Electronic Equipment & Instruments)	25,539,092
72,700	Glory Ltd. (Machinery)	2,117,457
884,000	Gunze Ltd. (Textiles, Apparel & Luxury Goods)	4,440,219
1,110,000	Hankyu Department Stores, Inc.(a) (Multiline Retail)	9,685,295
525,000	Hino Motors Ltd. (Machinery)	3,756,030
70,000	Hitachi Cable Ltd. (Electrical Equipment)	407,775
2,365,000	Hitachi Ltd.(a) (Electronic Equipment & Instruments)	15,249,444
274,000	Hokuhoku Financial Group, Inc. (Commercial Banks)	802,480
1,343,200	Honda Motor Co. Ltd. (Automobiles)	44,148,210
51,000	ITOCHU Corp. (Trading Companies & Distributors)	550,744

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
199	Japan Prime Realty Investment Corp. (Real Estate Investment Trusts (REITs))	$809,723
20	Japan Real Estate Investment Corp. (Real Estate Investment Trusts (REITs))	221,992
25	Japan Retail Fund Investment Corp. (Real Estate Investment Trusts (REITs))	204,284
1,467	Japan Tobacco, Inc. (Tobacco)	8,146,986
6,100	JFE Holdings, Inc. (Metals & Mining)	397,187
300	JS Group Corp. (Building Products)	5,946
1,579	K.K. DaVinci Advisors* (Real Estate Management & Development)	1,089,966
326,000	Kamigumi Co. Ltd. (Transportation Infrastructure)	2,800,687
288,000	Kawasaki Kisen Kaisha Ltd. (Marine)	3,704,578
10,600	KOKUYO Co. Ltd.(a) (Commercial Services & Supplies)	107,243
214,600	Komori Corp. (Machinery)	5,037,119
117,500	Kyocera Corp. (Electronic Equipment & Instruments)	10,756,607
471,000	Kyowa Hakko Kogyo Co. Ltd. (Pharmaceuticals)	4,569,352
24,100	Kyushu Electric Power Co., Inc. (Electric Utilities)	643,128
485,700	Leopalace21 Corp. (Real Estate Management & Development)	14,975,191
457,000	Matsushita Electric Industrial Co. Ltd. (Household Durables)	7,965,975
516,000	Matsushita Electric Works Ltd. (Electrical Equipment)	6,303,272
35,000	Meiji Seika Kaisha Ltd.(a) (Food Products)	163,020
83,900	Millea Holdings, Inc. (Insurance)	3,250,009
10,500	Mitsubishi Chemical Holdings Corp. (Chemicals)	98,117
21,000	Mitsubishi Corp. (Trading Companies & Distributors)	589,437
510,000	Mitsubishi Heavy Industries Ltd. (Machinery)	3,115,526
637	Mitsubishi UFJ Financial Group, Inc.(a) (Commercial Banks)	6,106,480
34,650	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	1,367,055
17,000	Mitsui & Co. Ltd. (Trading Companies & Distributors)	353,382
1,366,000	Mitsui Chemicals, Inc. (Chemicals)	12,364,954
6,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	156,967
64,000	Mitsui O.S.K. Lines Ltd. (Marine)	940,139
1,137	Mizuho Financial Group, Inc. (Commercial Banks)	7,146,281
12,100	Nintendo Co. Ltd. (Software)	5,569,285
155	Nippon Building Fund, Inc. (Real Estate Investment Trusts (REITs))	1,986,513
2,017,000	Nippon Express Co. Ltd. (Road & Rail)	10,601,137
29,500	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	266,144
3,133,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	26,360,890
5,283,000	Nippon Steel Corp. (Metals & Mining)	36,916,771
7,601	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	34,992,464
6,000	Nippon Yusen Kabushiki Kaisha (Marine)	59,164
586,500	Nissan Motor Co. Ltd. (Automobiles)	5,602,761
1,654,000	Nisshin Steel Co. Ltd. (Metals & Mining)	6,593,991
564,300	Nomura Holdings, Inc. (Capital Markets)	9,962,896
200	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	5,654
20	Nomura Real Estate Office Fund, Inc. (Real Estate Investment Trusts (REITs))	189,066
370,000	NSK Ltd. (Machinery)	3,169,937
520	NTT Data Corp. (IT Services)	2,515,609
44,320	ORIX Corp. (Consumer Finance)	9,409,678
263,200	Pioneer Corp.(a) (Household Durables)	3,198,675
3,046	Resona Holdings, Inc.(a) (Commercial Banks)	6,408,466
1,287,000	Ricoh Co. Ltd. (Office Electronics)	28,328,076
66,000	Sanwa Shutter Corp. (Building Products)	385,405
70	Sapporo Hokuyo Holdings, Inc. (Commercial Banks)	748,570
542,000	Seino Holdings Co. Ltd.(a) (Road & Rail)	5,346,609
268,000	Sekisui Chemical Co. Ltd. (Household Durables)	1,983,744
180,700	Shimachu Co. Ltd. (Specialty Retail)	4,899,763

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
291,000	Shinko Securities Co. Ltd. (Capital Markets)	$1,385,082
637,500	Sojitz Corp. (Trading Companies & Distributors)	2,652,760
1,793,000	Sompo Japan Insurance, Inc. (Insurance)	20,053,465
329,000	Sony Corp. (Household Durables)	15,751,015
11,000	Sumitomo Corp. (Trading Companies & Distributors)	189,754
931,100	Sumitomo Electric Industries Ltd. (Electrical Equipment)	14,798,371
1,278	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	10,080,850
26,300	Suzuken Co. Ltd. (Health Care Providers & Services)	869,680
70,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	4,837,193
401,000	Tanabe Seiyaku Co. Ltd. (Pharmaceuticals)	4,838,219
29,500	TDK Corp. (Electronic Equipment & Instruments)	2,522,512
112,000	The Joyo Bank Ltd. (Commercial Banks)	614,378
409,000	The Nishi-Nippon City Bank Ltd. (Commercial Banks)	1,283,678
491,000	The Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	4,053,191
205,000	The Tokyo Electric Power Co., Inc. (Electric Utilities)	5,376,608
25,100	TIS, Inc. (IT Services)	540,752
28,100	Tokyo Broadcasting System, Inc. (Media)	838,865
420,300	Tokyo Steel Manufacturing Co. Ltd. (Metals & Mining)	5,557,295
54,000	Tokyu Land Corp. (Real Estate Management & Development)	497,341
1,080,000	Toppan Printing Co. Ltd.(a) (Commercial Services & Supplies)	10,853,524
998,000	Toshiba Corp.(a) (Computers & Peripherals)	8,972,843
24,000	Tosoh Corp. (Chemicals)	146,692
12,200	Toyota Motor Corp. (Automobiles)	706,489
5,700	USS Co. Ltd. (Specialty Retail)	383,838
1,550	West Japan Railway Co. (Road & Rail)	7,483,669
273,800	Yamaha Corp. (Leisure Equipment & Products)	5,796,264

		662,056,422

Netherlands – 8.9%
1,201,243	ABN AMRO Holding NV (Commercial Banks)	55,827,960
121,645	Akzo Nobel NV (Chemicals)	9,587,895
1,326,641	ASML Holding NV* (Semiconductors & Semiconductor Equipment)	39,350,912
1,888	Corio NV (Real Estate Investment Trusts (REITs))	147,099
65,450	Heineken NV(a) (Beverages)	4,149,015
1,115,392	Koninklijke (Royal) KPN NV(a) (Diversified Telecommunication Services)	17,416,139
2,739,218	Koninklijke (Royal) Philips Electronics NV (Household Durables)	108,293,148
202,444	Koninklijke DSM NV (Chemicals)	10,353,461
333,314	Oce NV(a) (Office Electronics)	7,173,932
1,101,230	Royal Dutch Shell PLC Series B (Oil, Gas & Consumable Fuels)	42,655,627
21,643	Royal Numico NV (Food Products)	1,592,399
56,279	TNT NV (Air Freight & Logistics)	2,381,222
3,678,817	Unilever NV (Food Products)	112,712,031
379,047	Vedior NV (Commercial Services & Supplies)	8,621,909
99,670	Wereldhave NV (Real Estate Investment Trusts (REITs))	11,938,956

		432,201,705

Norway – 4.2%
1,141,800	Den Norske Bank (Commercial Banks)	15,652,086
92,050	Frontline Ltd.(a) (Oil, Gas & Consumable Fuels)	4,301,116
1,766,250	Norsk Hydro ASA (Oil, Gas & Consumable Fuels)	65,058,676
3,669,300	Orkla ASA (Industrial Conglomerates)	59,561,138
72,700	Schibsted ASA (Media)	3,286,294
128,400	Seadrill Ltd.* (Energy Equipment & Services)	2,385,033
551,850	Statoil ASA (Oil, Gas & Consumable Fuels)	15,877,614
50,900	Storebrand ASA (Insurance)	783,926
576,900	Tandberg ASA (Communications Equipment)	12,579,439
808,600	Yara International ASA (Chemicals)	21,523,598

		201,008,920

Singapore – 1.6%
3,380,500	Allgreen Properties Ltd. (Real Estate Management & Development)	3,795,942
486,575	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts (REITs))	750,077

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Singapore – (continued)
896,000	Capitaland Ltd. (Real Estate Management & Development)	$4,350,610
234,000	CapitaMall Trust (Real Estate Investment Trusts (REITs))	521,895
133,200	Creative Technology Ltd. (Computers & Peripherals)	519,191
556,000	DBS Group Holdings Ltd. (Commercial Banks)	7,307,285
90,500	Fraser and Neave Ltd. (Industrial Conglomerates)	295,195
52,000	Haw Par Corp. Ltd. (Industrial Conglomerates)	273,171
533,594	Jardine Cycle & Carriage Ltd. (Distributors)	5,501,122
1,012,000	Keppel Corp. Ltd. (Industrial Conglomerates)	8,494,429
272,000	Neptune Orient Lines Ltd. (Marine)	873,444
24,000	Noble Group Ltd. (Trading Companies & Distributors)	26,285
905,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	5,087,560
390,000	SembCorp Industries Ltd. (Industrial Conglomerates)	1,443,375
863,000	Singapore Airlines Ltd. (Airlines)	10,773,744
679,000	Singapore Petroleum Co. Ltd. (Oil, Gas & Consumable Fuels)	2,623,083
3,241,780	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	7,753,108
1,857,000	Suntec Real Estate Investment Trust (Real Estate Investment Trusts (REITs))	2,157,164
677,000	United Overseas Bank Ltd. (Commercial Banks)	9,251,741
79,000	Venture Corp. Ltd. (Electronic Equipment & Instruments)	809,406
2,285,000	Wing Tai Holdings Ltd. (Real Estate Management & Development)	5,218,668

		77,826,495

Spain – 1.3%
51,880	Endesa SA (Electric Utilities)	2,820,056
13,556	Gas Natural SDG SA (Gas Utilities)	722,724
1,574,850	Repsol YPF SA (Oil, Gas & Consumable Fuels)	56,748,742

		60,291,522

Sweden – 4.2%
279,300	Castellum AB (Real Estate Management & Development)	3,474,449
1,026,400	Electrolux AB Series B (Household Durables)	23,091,222
72,100	Fabege AB (Real Estate Management & Development)	813,220
84,400	Kungsleden AB (Real Estate Management & Development)	1,039,947
2,167,200	Nordea Bank AB (Commercial Banks)	33,110,694
210,600	SAS AB* (Airlines)	4,032,876
733,600	Skandinaviska Enskilda Banken AB (Commercial Banks)	22,227,514
885,000	Svenska Handelsbanken AB (Commercial Banks)	24,666,231
2,579,190	Telefonaktiebolaget LM Ericsson Series B (Communications Equipment)	9,596,258
6,144,000	TeliaSonera AB (Diversified Telecommunication Services)	48,023,171
50,000	Trelleborg AB Series B (Machinery)	1,208,357
259,100	Volvo AB (Machinery)	4,502,018
1,578,400	Volvo AB Series B (Machinery)	27,373,121
17,100	Wihlborgs Fastigheter AB (Real Estate Management & Development)	311,932

		203,471,010

Switzerland – 8.5%
371,557	Adecco SA (Commercial Services & Supplies)	24,280,618
190,697	Compagnie Financiere Richemont AG (Textiles, Apparel & Luxury Goods)	11,835,209
694,436	Credit Suisse Group (Capital Markets)	45,574,556
59,797	Geberit AG (Building Products)	8,828,968
152,649	Kudelski SA(a) (Electronic Equipment & Instruments)	4,776,388
202,776	Nestle SA (Food Products)	88,377,949
16,835	PSP Swiss Property AG (Real Estate Management & Development)	909,649
503,271	Roche Holding AG (Pharmaceuticals)	87,667,244
44,656	Swatch Group AG-Br (Textiles, Apparel & Luxury Goods)	13,413,795
23,886	Swatch Group AG-Reg (Textiles, Apparel & Luxury Goods)	1,346,044
115,577	Swiss Re (Insurance)	9,751,468
405,375	Zurich Financial Services AG (Insurance)	116,423,764

		413,185,652

United Kingdom – 10.1%
1,421,461	3i Group PLC (Capital Markets)	30,315,088
495,032	AstraZeneca PLC (Pharmaceuticals)	24,396,877

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
44,992	Barclays PLC (Commercial Banks)	$557,703
2,397,650	BHP Billiton PLC (Metals & Mining)	70,310,442
15,700	BP PLC (Oil, Gas & Consumable Fuels)	176,435
379,657	BP PLC ADR (Oil, Gas & Consumable Fuels)†	25,573,696
173,676	British Airways PLC* (Airlines)	1,491,400
849,383	Centrica PLC (Multi-Utilities)	6,619,959
2,507,107	Compass Group PLC (Hotels, Restaurants & Leisure)	16,475,894
193,977	Cookson Group PLC (Industrial Conglomerates)	3,012,791
604,315	Daily Mail and General Trust (Media)	8,287,418
25,453	De La Rue PLC (Commercial Services & Supplies)	383,197
1,300,137	Home Retail Group (Internet & Catalog Retail)	10,891,802
30,400	HSBC Holdings PLC (Commercial Banks)	546,594
26,778	IMI PLC (Machinery)	306,012
448,404	Next PLC (Multiline Retail)	17,526,423
18,550	Novo-Nordisk A/S (Pharmaceuticals)	2,062,543
1,244,918	Royal & Sun Alliance Insurance Group PLC (Insurance)	3,560,400
8,813,375	Royal Bank of Scotland Group PLC (Commercial Banks)	102,412,850
117,017	Royal Dutch Shell PLC ADR (Oil, Gas & Consumable Fuels)†	9,105,093
704,588	Royal Dutch Shell PLC Series B (Oil, Gas & Consumable Fuels)	27,475,571
56,239	Scottish and Southern Energy PLC (Electric Utilities)	1,611,507
893,152	Stagecoach Group PLC (Road & Rail)	4,015,735
139,451	Taylor Woodrow PLC (Household Durables)	980,206
2,345	The Berkeley Group Holdings PLC* (Household Durables)	76,223
65,541	The Davis Service Group PLC (Commercial Services & Supplies)	782,544
915,048	Tomkins PLC (Industrial Conglomerates)	4,414,455
77,629	Travis Perkins PLC (Trading Companies & Distributors)	2,802,443
2,431,616	Unilever PLC (Food Products)	76,844,365
256,413	Vodafone Group PLC (Wireless Telecommunication Services)	828,638
1,123,949	Vodafone Group PLC ADR(a) (Wireless Telecommunication Services)†	36,415,948

		490,260,252

TOTAL COMMON STOCKS
(Cost $4,138,215,917)		$4,611,652,261

Preferred Stock – 0.4%

Germany – 0.4%
140,644	Volkswagen AG (Automobiles)	$17,589,314
(Cost $11,866,122)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.7%

State Street Bank & Trust Euro – Time Deposit
$180,393,000	4.800%	09/04/07	$180,393,000
(Cost $180,393,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $4,330,475,039)			$4,809,634,575

	Interest
Shares	Rate	Value
Securities Lending Collateral – 3.1%

Boston Global Investment Trust – Enhanced Portfolio(b)
149,905,051	5.523%	$149,905,051
(Cost $149,905,051)

TOTAL INVESTMENTS – 102.5%
(Cost $4,480,380,090)		$4,959,539,626

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(120,397,714)

NET ASSETS – 100.0%		$4,839,141,912

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

Investment Abbreviation:
ADR	—	American Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

	As a % of
	Net Assets

	8/31/07	8/31/06
Investments Industry Classifications†

Aerospace & Defense	0.4%	1.2%
Air Freight & Logistics	0.1	0.7
Airlines	3.8	2.5
Auto Components	0.3	—
Automobiles	2.2	1.7
Beverages	0.7	2.2
Biotechnology	0.2	0.3
Building Products	0.5	0.5
Capital Markets	4.4	—
Chemicals	4.5	5.2
Commercial Banks	9.5	13.0
Commercial Services & Supplies	1.1	2.0
Communications Equipment	0.5	—
Computers & Peripherals	0.2	0.1
Construction & Engineering	0.3	0.7
Construction Materials	0.1	0.1
Consumer Durables	0.0	0.1
Consumer Finance	0.2	—
Distributors	0.4	0.1
Diversified Financials	1.6	5.0
Diversified Telecommunication Services	2.8	5.8
Electric Utilities	2.8	4.5
Electrical Equipment	1.0	1.8
Electronic Equipment & Instruments	1.3	1.2
Energy Equipment & Services	0.1	—
Food & Staples Retailing	0.6	1.1
Food Products	5.8	2.0
Gas Utilities	0.0	0.2
Health Care Equipment & Supplies	0.2	—
Health Care Providers & Services	0.2	0.4
Health Care Technology	0.2	—
Hotels, Restaurants & Leisure	1.2	0.8
Household Durables	3.3	2.5
Industrial Conglomerates	2.6	0.3
Insurance	6.5	7.7
Internet & Catalog Retail	0.2	—
IT Consulting & Services	1.3	1.7
Leisure Equipment & Products	0.1	0.2
Machinery	1.4	1.0
Marine	0.4	0.3
Media	3.0	1.5
Metals & Mining	4.9	4.4
Multiline Retail	0.7	0.8
Multi-Utilities	0.1	—
Office Electronics	1.2	1.1
Oil & Gas	8.8	6.9
Personal Products	0.0	0.6
Pharmaceuticals	4.9	7.2
Real Estate	0.8	2.1
Real Estate Management & Development	3.3	—
Road & Rail	0.6	0.6
Semiconductor Equipment & Products	1.7	0.8
Short-term Investments#	6.8	10.0
Software	0.2	0.1
Specialty Retail	0.5	1.2
Textiles & Apparel	0.8	0.5
Tobacco	0.2	0.3
Trading Companies & Distributors	0.1	0.1
Transportation Infrastructure	0.1	—
Wireless Telecommunication Services	0.8	0.5

TOTAL INVESTMENTS	102.5%	105.5%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short term investments include short-term obligations and/or securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
August 31, 2007
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2007, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

FTSE 100 Index	347	September 2007	$44,203,175	$1,036,660
SPI 200 Index	111	September 2007	14,134,839	754,751
Dow Jones Euro Stoxx 50 Index	993	September 2007	58,155,277	1,270,406
TOPIX Index	296	September 2007	41,151,183	49,174

TOTAL			$157,644,474	$3,110,991

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2007, the Structured Large Cap Growth Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $61,800,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,100,000,000	5.35%	09/04/07	$3,101,842,778

Barclays Capital PLC	4,300,000,000	5.40	09/04/07	4,302,580,000

Citigroup Global Markets, Inc.	3,000,000,000	5.40	09/04/07	3,001,800,000

Credit Suisse Securities (USA) LLC	500,000,000	5.35	09/04/07	500,297,222

Deutsche Bank Securities, Inc.	4,700,000,000	5.40	09/04/07	4,702,820,000

Greenwich Capital Markets	750,000,000	5.35	09/04/07	750,445,833

UBS Securities LLC	1,960,600,000	5.33	09/04/07	1,961,761,111

Wachovia Bank	250,000,000	5.38	09/04/07	250,149,444

TOTAL				$18,571,696,388

At August 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 5.375%, due 07/18/11; Federal Home Loan Mortgage Association, 3.500% to 12.500%, due 11/01/07 to 05/01/47; Federal National Mortgage Association, 3.500% to 10.500%, due 10/01/07 to 09/01/47 and Government National Mortgage Association, 5.000% to 9.000%, due 10/15/09 to 08/15/37. The aggregate market value of the collateral, including accrued interest, was $18,974,313,689.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 2007

Structured Large
Cap Value Fund

Assets:

Investments in securities, at value (identified cost $2,045,569,890, $1,526,948,100, $2,310,923,504, $854,481,707 and $4,330,475,039, respectively)(a)	$2,143,065,199
Securities lending collateral, at value which equals cost	77,821,275
Cash	—
Foreign currencies, at value (identified cost $11,120,771, Structured International Equity only)	—
Receivables:
Investment securities sold, at value	—
Fund shares sold	1,707,271
Dividends and interest, at value	4,233,334
Reimbursement from adviser	32,542
Due from broker-variation margin, at value(b)	—
Foreign tax reclaims, at value	4,999
Securities lending income	12,209
Other assets	7,472

Total assets	2,226,884,301

Liabilities:

Due to Custodian	3,846,196
Payables:
Payable upon return of securities loaned	77,821,275
Fund shares repurchased	1,629,060
Investment securities purchased, at value	—
Amounts owed to affiliates	1,245,366
Accrued expenses	198,551

Total liabilities	84,740,448

Net Assets:

Paid-in capital	1,979,856,706
Accumulated undistributed net investment income	4,663,539
Accumulated net realized gain (loss) on investment, futures and foreign currency transactions	60,128,299
Net unrealized gain (loss) on investments, futures and translations of assets denominated in foreign currencies	97,495,309

NET ASSETS	$2,142,143,853

Net Assets:
Class A	$640,534,860
Class B	16,587,214
Class C	25,946,074
Institutional	1,444,839,119
Service	14,236,586

Shares Outstanding:
Class A	44,152,239
Class B	1,152,299
Class C	1,801,599
Institutional	99,567,012
Service	977,718

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	147,650,867

Net asset value, offering and redemption price per share:(c)
Class A	$14.51
Class B	14.39
Class C	14.40
Institutional	14.51
Service	14.56

(a)	Includes loaned securities having a market value of $77,644,625, $97,634,957, $215,217,189, $129,424,096 and $144,765,023 for Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds, respectively.
(b)	Includes $1,782,900, $795,600 and $65,157 for the Structured U.S. Equity, Structured Small Cap Equity and Structured International Equity Funds, respectively, relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, and Structured International Equity Funds is $15.35, $35.24, $15.20, $13.64 and $16.83, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured U.S.	Structured Large Cap	Structured Small Cap	Structured International
Equity Fund	Growth Fund	Equity Fund	Equity Fund

$1,692,870,124	$2,397,322,845	$826,106,130	$4,809,634,575
98,184,300	217,082,925	132,726,113	149,905,051
20,254,945	93,698	—	2,439,934
—	—	—	11,111,106
249,276,885	—	61,117,765	10,689,769
994,555	1,746,397	1,684,877	8,618,603
3,123,384	2,683,874	284,669	6,493,909
65,337	51,493	57,919	286,956
2,874,475	620,610	1,478,960	3,176,148
717	537	—	1,823,076
15,086	45,794	130,291	104,824
7,504	6,321	4,476	12,335

2,067,667,312	2,619,654,494	1,023,591,200	5,004,296,286

—	—	2,876,084	—

98,184,300	217,082,925	132,726,113	149,905,051
151,225,121	1,813,707	2,759,082	4,478,242
87,989,955	104,357	41,080,192	6,420,646
1,429,672	1,401,950	707,272	3,709,118
458,190	317,238	157,019	641,317

339,287,238	220,720,177	180,305,762	165,154,374

1,438,954,516	2,525,018,122	826,423,092	4,048,457,612
10,678,235	8,455,568	3,638,209	71,256,698
112,264,274	(222,207,590)	41,204,019	237,154,468
166,483,049	87,668,217	(27,979,882)	482,273,134

$1,728,380,074	$2,398,934,317	$843,285,438	$4,839,141,912

$863,258,832	$678,286,044	$208,874,831	$1,495,073,110
154,413,988	49,210,765	10,874,839	19,124,430
100,803,292	35,895,846	21,630,554	13,960,547
594,020,057	1,635,282,963	575,499,450	3,255,644,355
15,883,905	258,699	26,405,764	55,339,470

25,927,416	47,218,684	16,204,736	94,019,872
4,954,142	3,698,139	926,099	1,220,580
3,251,170	2,696,674	1,834,786	892,424
17,436,091	110,434,554	43,042,253	199,950,881
481,693	18,154	2,076,573	3,472,903

52,050,512	164,066,205	64,084,447	299,556,660

$33.30	$14.36	$12.89	$15.90
31.17	13.31	11.74	15.67
31.01	13.31	11.79	15.64
34.07	14.81	13.37	16.28
32.98	14.25	12.72	15.93

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Operations
For the Year Ended August 31, 2007

Structured Large Cap
Value Fund

Investment income:

Dividends(a)	$35,477,921
Interest (including securities lending income of $71,101, $191,285, $239,229, $1,902,708 and $6,010,511, respectively)	2,583,432

Total investment income	38,061,353

Expenses:

Management fees	9,995,655
Distribution and Service fees(b)	1,940,203
Transfer Agent fees(b)	1,659,606
Custody and accounting fees	147,265
Registration fees	136,152
Professional fees	55,626
Service share fees – Service Plan	18,022
Service share fees – Shareholder Administration Plan	18,022
Shareholder meeting proxy expense	35,396
Printing fees	30,804
Trustee fees	15,200
Other	83,085

Total expenses	14,135,036

Less — expense reductions	(1,566,149)

Net expenses	12,568,887

NET INVESTMENT INCOME	25,492,466

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	83,469,163
Futures transactions	3,882,871
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	(5,632,729)
Futures	(162,402)
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain (loss) on investment, futures and foreign currency related transactions	81,556,903

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,049,369

(a)	For the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured International Equity Funds, foreign taxes withheld on dividends were $147, $9,823, $1,453 and $12,227,691, respectively.

(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Structured Large Cap Value	$1,494,518	$191,208	$254,477	$1,135,834	$36,330	$48,351	$436,208	$2,883
Structured U.S. Equity	1,964,930	1,318,078	704,256	1,493,347	250,435	133,808	298,514	6,341
Structured Large Cap Growth	1,273,300	384,881	252,943	967,708	73,127	48,059	425,494	165
Structured Small Cap Equity	624,433	144,535	257,443	474,569	27,462	48,914	290,321	12,082
Structured International Equity	2,835,391	134,322	102,215	2,154,897	25,521	19,421	990,972	20,580
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured U.S.	Structured Large Cap	Structured Small Cap	Structured International
Equity Fund	Growth Fund	Equity Fund	Equity Fund

$30,147,600	$17,471,113	$12,697,667	$104,062,331
971,073	3,047,155	2,934,108	13,390,567

31,118,673	20,518,268	15,631,775	117,452,898

10,919,699	10,257,646	8,890,824	28,512,801
3,987,264	1,911,124	1,026,411	3,071,928
2,182,445	1,514,553	853,348	3,211,391
147,535	152,228	149,554	1,031,480
119,180	108,170	94,966	200,790
53,090	51,325	55,916	62,122
39,628	1,031	75,510	128,625
39,628	1,031	75,510	128,625
67,492	40,698	51,847	47,226
15,931	33,796	20,521	49,220
15,200	15,200	15,200	15,200
141,114	85,416	87,844	151,078

17,728,206	14,172,218	11,397,451	36,610,486

(2,470,956)	(2,327,152)	(822,899)	(1,410,718)

15,257,250	11,845,066	10,574,552	35,199,768

15,861,423	8,673,202	5,057,223	82,253,130

169,135,525	67,592,001	67,711,146	274,999,537
4,306,982	7,499,037	(349,587)	22,019,039
587	—	—	(3,093,780)
(56,743,652)	1,131,057	(78,955,450)	172,447,884
404,873	1,219,401	347,843	2,156,560
—	—	—	(15,150)

117,104,315	77,441,496	(11,246,048)	468,514,090

$132,965,738	$86,114,698	$(6,188,825)	$550,767,220

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Changes in Net Assets

	Structured Large Cap Value Fund		Structured U.S. Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006

From operations:

Net investment income	$25,492,466	$13,010,930	$15,861,423	$8,858,747
Net realized gain from investment, futures and foreign currency related transactions	87,352,034	58,693,681	173,443,094	71,702,033
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(5,795,131)	33,392,843	(56,338,779)	9,900,715

Net increase (decrease) in net assets resulting from operations	107,049,369	105,097,454	132,965,738	90,461,495

Distributions to shareholders:

From net investment income
Class A Shares	(6,652,093)	(2,873,123)	(5,844,288)	(1,716,964)
Class B Shares	(67,303)	(44,614)	(503,299)	—
Class C Shares	(99,827)	(56,450)	(251,563)	—
Institutional Shares	(16,266,176)	(7,678,282)	(7,910,668)	(1,696,849)
Service Shares	(65,683)	(4,076)	(106,851)	(30,886)
From net realized gains
Class A Shares	(22,316,879)	(4,285,315)	(23,874,216)	—
Class B Shares	(727,017)	(363,911)	(4,750,298)	—
Class C Shares	(915,251)	(405,173)	(2,191,344)	—
Institutional Shares	(37,269,966)	(9,199,305)	(22,832,224)	—
Service Shares	(136,644)	(11,795)	(487,603)	—

Total distributions to shareholders	(84,516,839)	(24,922,044)	(68,752,354)	(3,444,699)

From share transactions:

Net proceeds from sales of shares	1,466,099,698	928,703,576	464,576,906	298,683,756
Proceeds received in connection with merger	61,664,997	—	452,313,962	317,455,844
Reinvestment of dividends and distributions	78,187,907	24,360,857	55,550,397	2,815,736
Cost of shares repurchased	(683,442,122)	(449,399,467)	(692,281,402)	(226,017,702)

Net increase in net assets resulting from share transactions	922,510,480	503,664,966	280,159,863	392,937,634

TOTAL INCREASE	945,043,010	583,840,376	344,373,247	479,954,430

Net assets:

Beginning of year	1,197,100,843	613,260,467	1,384,006,827	904,052,397

End of year	$2,142,143,853	$1,197,100,843	$1,728,380,074	$1,384,006,827

Accumulated undistributed net investment income	$4,663,539	$2,711,472	$10,678,235	$9,432,894

(a)	Net of $65,046 in redemption fees remitted to the Structured International Equity Fund.

(b)	Net of $12,509 in redemption fees remitted to the Structured International Equity Fund.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured Large Cap Growth Fund		Structured Small Cap Equity Fund		Structured International Equity Fund

For the	For the	For the	For the	For the		For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006	August 31, 2007		August 31, 2006

$8,673,202	$2,753,701	$5,057,223	$1,213,480	$82,253,130		$31,245,424

75,091,038	24,642,753	67,361,559	63,223,540	293,924,796		130,677,544

2,350,458	5,715,763	(78,607,607)	(56,812,634)	174,589,294		181,928,964

86,114,698	33,112,217	(6,188,825)	7,624,386	550,767,220		343,851,932

(282,609)	(61,768)	(83,823)	—	(9,741,353)		(2,922,097)
—	—	—	—	(44,917)		(10,166)
—	—	—	—	(47,721)		(7,525)
(2,690,386)	(1,056,728)	(2,402,417)	—	(25,733,287)		(9,610,748)
—	—	—	—	(488,805)		(228,125)

—	—	(13,298,046)	(11,827,515)	(47,158,552)		(2,262,969)
—	—	(955,761)	(1,545,039)	(625,828)		(56,886)
—	—	(1,588,284)	(2,159,938)	(488,575)		(35,333)
—	—	(36,269,152)	(23,891,295)	(99,173,301)		(5,464,148)
—	—	(1,680,540)	(2,922,036)	(2,611,177)		(176,662)

(2,972,995)	(1,118,496)	(56,278,023)	(42,345,823)	(186,113,516)		(20,774,659)

1,684,000,402	551,621,998	748,226,419	374,245,022	2,901,016,452		1,389,843,174
131,123,420	—	—	130,127,854	53,478,730		—
2,959,727	1,112,044	51,514,973	38,670,425	174,112,108		19,338,652
(366,142,487)	(247,018,355)	(655,195,114)	(313,773,175)	(1,113,674,422	) (a)	(298,767,113	) (b)

1,451,941,062	305,715,687	144,546,278	229,270,126	2,014,932,868		1,110,414,713

1,535,082,765	337,709,408	82,079,430	194,548,689	2,379,586,572		1,433,491,986

863,851,552	526,142,144	761,206,008	566,657,319	2,459,555,340		1,026,063,354

$2,398,934,317	$863,851,552	$843,285,438	$761,206,008	$4,839,141,912		$2,459,555,340

$8,455,568	$2,753,041	$3,638,209	$2,959,402	$71,256,698		$32,130,286

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements
August 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and Structured International Equity Fund collectively, the “Funds” or individually a “Fund”. Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investments in securities traded on foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but are not limited to, corporate actions or events, market disruptions or governmental actions.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to taxes.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Structured Large Cap Value Fund and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Funds’ distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
H. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to the annual percentage rates of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

3. AGREEMENTS (continued)
     For the year ended August 31, 2007, GSAM received a Management Fee at the following rates:

	Contractual Management Rate
					Effective Net
	First	Next	Over	Effective	Management Rate
Fund	$1 billion	$1 billion	$2 billion	Rate	(after waiver)

Structured Large Cap Value	0.60%	0.54%	0.51%	0.57%	0.51	%*

Structured U.S. Equity	0.65%	0.59%	0.56%	0.62%	0.51	%*

Structured Large Cap Growth	0.65%	0.59%	0.56%	0.63%	0.51	%*

Structured Small Cap Equity	0.85%	0.85%	0.77%	0.85%	0.81	%*

Structured International Equity	0.85%	0.77%	0.73%	0.77%	0.77%

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve an effective rate of 0.51%, 0.51%, 0.51% and 0.81% as an annual percentage rate of average daily net assets of Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds, respectively, for the year ended August 31, 2007.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Structured Large Cap Value	$201,400	$100	$300

Structured U.S. Equity	54,900	—	3,300

Structured Large Cap Growth	14,900	400	—

Structured Small Cap Equity	22,800	300	—

Structured International Equity	461,400	400	—

     All classes of the Structured International Equity Fund charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Redemption fees are reimbursed to the Fund and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.
C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
3. AGREEMENTS (continued)
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25%, of the average daily net assets of the Service Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis 0.004% of average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended August 31, 2007, GSAM has voluntarily agreed to waive certain management fees and agreed to reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Management Fee	Custody	Transfer Agent	Other Expense	Total Expense
Fund	Waiver	Fee	Fee	Reimbursement	Reductions

Structured Large Cap Value	$1,121	$11	$35	$399	$1,566

Structured U.S. Equity	1,993	4	56	418	2,471

Structured Large Cap Growth	1,907	12	30	378	2,327

Structured Small Cap Equity	419	6	18	380	823

Structured International Equity	—	14	58	1,339	1,411

     At August 31, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured Large Cap Value	$914	$172	$159	$1,245

Structured U.S. Equity	818	404	208	1,430

Structured Large Cap Growth	1,014	213	175	1,402

Structured Small Cap Equity	576	72	59	707

Structured International Equity	3,026	336	347	3,709

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2007, were as follows:

Fund	Purchases	Sales and Maturities

Structured Large Cap Value	$2,861,109,904	$2,008,035,788

Structured U.S. Equity	2,038,651,754	2,279,439,492

Structured Large Cap Growth	3,505,915,613	2,213,072,324

Structured Small Cap Equity	1,611,329,424	1,533,522,994

Structured International Equity	3,711,553,743	1,931,930,409

     For the year ended August 31, 2007, Goldman Sachs earned approximately $81,400, $33,600, $86,900, $8,800 and $263,200 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds, respectively.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the year ended August 31, 2007:

	Earnings of BGA	Earnings Received by	Amount Payable to
	Relating to	the Funds From Lending to	Goldman Sachs Upon
	Securities Loaned	Goldman Sachs	Return of
	for the year ended	for the year ended	Securities Loaned as of
Fund	August 31, 2007	August 31, 2007	August 31, 2007

Structured Large Cap Value	$9,851	$5,917	$—

Structured U.S. Equity	28,774	46,370	43,391,000

Structured Large Cap Growth	35,233	66,003	41,508,000

Structured Small Cap Equity	248,204	289,639	31,840,838

Structured International Equity	708,950	328,949	9,198,750

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2007, the Funds did not have any borrowings under the facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

					Structured
	Structured Large	Structured U.S.	Structured Large	Structured Small	International
	Cap Value	Equity	Cap Growth	Cap Equity	Equity Fund

Distributions paid from:
Ordinary income	$37,554,045	$14,616,669	$2,972,995	$4,085,262	$90,074,632
Net long-term Capital Gains	46,962,794	54,135,685	—	52,192,761	96,038,884

Total taxable distributions	$84,516,839	$68,752,354	$2,972,995	$56,278,023	$186,113,516

     The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows:

					Structured
	Structured Large	Structured U.S.	Structured Large	Structured Small	International
	Cap Value	Equity	Cap Growth	Cap Equity	Equity Fund

Distributions paid from:
Ordinary income	$10,656,545	$3,444,699	$1,118,496	$7,466,659	$12,778,661
Net long-term Capital Gains	14,265,499	—	—	34,879,164	7,995,998

Total taxable distributions	$24,922,044	$3,444,699	$1,118,496	$42,345,823	$20,774,659

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

7. TAX INFORMATION (continued)
     As of August 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

					Structured
	Structured Large	Structured U.S.	Structured Large	Structured Small	International
	Cap Value	Equity	Cap Growth	Cap Equity	Equity Fund

Undistributed ordinary income — net	$4,819,056	$10,678,235	$8,453,248	$3,638,209	$142,757,086
Undistributed long-term capital gains	62,256,066	150,521,002	13,494,479	42,698,564	170,178,379

Total undistributed earnings	$67,075,122	$161,199,237	$21,947,727	$46,336,773	$312,935,465
Capital loss carryforward:[1]
Expiring 2008	—	(467,425)	—	—	—
Expiring 2009	—	(12,270,433)	—	—	—
Expiring 2010	—	(22,117,498)	(61,148,458)	—	—
Expiring 2011	—	—	(158,481,000)	—	—
Expiring 2012	—	—	(5,803,222)	—	—
Total capital loss carryforward [2]	—	(34,855,356)	(225,432,680)	—	—
Timing differences	—	—	—	—	(2,948,292)
Unrealized gains (losses) — net	95,212,025	163,081,677	77,401,148	(29,474,427)	480,697,127

Total accumulated earnings (losses) — net	$162,287,147	$289,425,558	$(126,083,805)	$16,862,346	$790,684,300

1	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

2	The Structured U.S. Equity Fund, Structured Large Cap Growth Fund and Structured International Equity Fund utilized approximately $11,556,581, $70,441,371 and $506,100, respectively, of their capital loss carryforwards.
     At August 31, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

				Structured	Structured
	Structured Large	Structured U.S.	Structured Large	Small Cap	International
	Cap Value	Equity	Cap Growth	Equity	Equity Fund

Tax Cost	$2,125,674,449	$1,627,972,747	$2,537,004,622	$988,306,670	$4,481,956,097

Gross unrealized gain	160,553,820	199,298,157	157,276,488	56,510,971	566,338,320
Gross unrealized loss	(65,341,795)	(36,216,480)	(79,875,340)	(85,985,398)	(88,754,791)

Net unrealized security gain (loss)	95,212,025	163,081,677	77,401,148	(29,474,427)	477,583,529

Net unrealized gain on other investments	—	—	—	—	3,113,598

Total unrealized gain (loss)	$95,212,025	$163,081,677	$77,401,148	$(29,474,427)	$480,697,127

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on Section 1256 contracts and differences related to the tax treatment of Passive Foreign Investment Company investments.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of foreign currency transactions, Passive Foreign Investment Company

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
7. TAX INFORMATION (continued)
investments, redemptions utilized as distributions and capital loss carryforwards assumed in the reorganization described in Footnote 8.

		Accumulated
		Net Realized	Accumulated
		Gain (Loss)	Undistributed
	Paid-in-	on Investment	Net Investment
Fund	Capital	Transactions	Income

Structured Large Cap Value	$9,975,079	$(9,585,762)	$(389,317)

Structured U.S. Equity	25,193,815	(25,194,402)	587

Structured Large Cap Growth	39,734,003	(39,736,323)	2,320

Structured Small Cap Equity	16,290,955	(14,398,779)	(1,892,176)

Structured International Equity	20,557,247	(13,486,612)	(7,070,635)

8. OTHER MATTERS
As of August 31, 2007, Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 17% and 7% of the outstanding (Institutional) shares of the Structured U.S. Equity Fund and Structured Small Cap Equity Fund, respectively. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of certain Funds with amounts of 5% or greater as of August 31, 2007 (as a percentage of outstanding Institutional shares):

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced	Growth and Income	Growth	Equity Growth
Fund	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

Structured Large Cap Value	—%	30%	39%	15%

Structured Large Cap Growth	5	33	40	15

Structured Small Cap Equity	—	8	10	—

Structured International Equity	—	25	30	12

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Multi-Manager Value Fund by the Structured Large Cap Value Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Value Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were transferred into the Structured Large Cap Value Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Value Class A/
AXA Enterprise Multi-Manager Value Class A/	159,094	$2,435,713	182,167
AXA Enterprise Multi-Manager Value Class P	258,137	3,952,097	296,405

Structured Large Cap Value Class B/
AXA Enterprise Multi-Manager Value Class B	96,006	1,457,361	110,022

Structured Large Cap Value Class C/
AXA Enterprise Multi-Manager Value Class C	53,062	806,019	60,819

Structured Large Cap Value Institutional Class/
AXA Enterprise Multi-Manager Value Class Y	3,460,434	53,013,807	3,964,601

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) as well as the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets	Net Assets	Immediately	Unrealized
Fund	before acquisition	before acquisition	after acquisition	Appreciation

Structured Large Cap Value/ AXA Multi-Manager Value	$1,893,695,995	$61,664,997	$1,955,360,992	$7,942,242

     At a meeting held on May 11, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Goldman Sachs Research Select Fund into the Structured U.S. Equity Fund. The acquisition was completed on September 25, 2006, as of the close of business on September 22, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Goldman Sachs Research Select Fund’s (“Acquired Fund”) Class A, Class B, Class C, and Institutional Class were transferred into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of September 22, 2006

Structured U.S. Equity Class A/Research Select Class A	1,379,024	$44,170,186	5,709,612

Structured U.S. Equity Class B/Research Select Class B	2,141,624	64,527,239	8,743,634

Structured U.S. Equity Class C/Research Select Class C	841,873	25,247,845	3,418,791

Structured U.S. Equity Institutional Class/Research Select Institutional Class	50,557	1,654,749	208,843

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) as well as the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate	Aggregate	Aggregate
	Net Assets	Net Assets	Net Assets	Acquired Fund’s	Acquired Fund’s
	before	before	Immediately after	Unrealized	Capital Loss
Fund	acquisition	acquisition	acquisition	Appreciation	Carryforward

Structured U.S. Equity/Research Select	$1,399,118,665	$135,600,019	$1,534,718,684	$4,980,654	$(395,775,952)

     At a meeting held on November 9, 2006 the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Capital Appreciation Fund and the AXA Enterprise Multi-Manager Core Equity Fund by the Structured U.S. Equity Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Capital Appreciation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Multi-Manager Core Equity Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured U.S. Equity Class A/
AXA Enterprise Capital Appreciation Class A/	4,599,508	$158,729,274	4,159,261
AXA Enterprise Multi-Manager Core Equity Class A/	27,356	944,053	83,649
AXA Enterprise Multi-Manager Core Equity Class P	111,124	3,834,893	339,521

Structured U.S. Equity Class B/
AXA Enterprise Capital Appreciation Class B/	1,775,859	57,449,027	1,649,958
AXA Enterprise Multi-Manager Core Equity Class B	10,789	348,986	31,962

Structured U.S. Equity Class C/
AXA Enterprise Capital Appreciation Class C/	1,577,696	50,786,037	1,415,863
AXA Enterprise Multi-Manager Core Equity Class C	11,228	361,436	33,098

Structured U.S. Equity Institutional Class/
AXA Enterprise Capital Appreciation Class Y/	1,061,214	37,450,190	934,196
AXA Enterprise Multi-Manager Core Equity Class Y	192,974	6,810,047	601,918

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)

		Acquired Fund’s	Acquired Fund’s
		(AXA Enterprise	(AXA Enterprise
		Capital	Multi-Manager	Survivor Fund’s
	Survivor Fund’s	Appreciation)	Core Equity)	Aggregate
	Aggregate	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Net Assets	Immediately
Fund	before acquisition	before acquisition	before acquisition	after acquisition

Structured U.S. Equity/
AXA Enterprise Capital Appreciation/
AXA Enterprise Multi-Manager Core Equity	$1,804,708,549	$304,414,528	$12,299,415	$2,121,422,492

	Acquired Fund’s	Acquired Fund’s	Acquired Fund’s
	(AXA Enterprise	(AXA Enterprise	(AXA Enterprise
	Capital	Multi-Manager	Capital
	Appreciation)	Core Equity)	Appreciation)
	Unrealized	Unrealized	Capital Loss
Fund	Appreciation	Appreciation	Carryforward

Structured U.S. Equity/
AXA Enterprise Capital Appreciation/
AXA Enterprise Multi-Manager Core Equity	$78,761,604	$2,168,024	$(1,402,275)

     At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the Signal Large Cap Growth Fund by the Structured Large Cap Growth Fund. The acquisition was completed on April 30, 2007, as of the close of business on April 27, 2007.
     Pursuant to the Agreement, the assets and liabilities of the Signal Large Cap Growth Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into the Structured Large Cap Growth Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Structured Large Cap Growth Class A/
Signal Large Cap Growth Class A/	38,994	$577,508	51,597

Structured Large Cap Growth Institutional Class/
Signal Large Cap Growth Institutional Class/	2,489,995	37,947,707	3,354,033

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) as well as the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets	Net Assets	Immediately	Unrealized
Fund	before acquisition	before acquisition	after acquisition	Appreciation

Structured Large Cap Growth/
Signal Large Cap Growth	$1,804,061,327	$38,525,215	$1,842,586,542	$10,365,889

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Equity Fund

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
8. OTHER MATTERS (continued)
and the AXA Enterprise Multi-Manager Growth Fund by the Structured Large Cap Growth Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Equity Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Structured Large Cap Growth Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Multi-Manager Growth Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured Large Cap Growth’s (“Survivor Fund”) Class A, Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Growth Class A/
AXA Enterprise Equity Class A/	2,135,621	$31,756,820	4,603,485
AXA Enterprise Multi-Manager Growth Class A/	57,742	858,622	79,447
AXA Enterprise Multi-Manager Growth Class P	199,121	2,960,924	272,473

Structured Large Cap Growth Class B/
AXA Enterprise Equity Class B/	1,905,451	26,333,471	4,021,707
AXA Enterprise Multi-Manager Growth Class B	28,248	390,393	37,217

Structured Large Cap Growth Class C/
AXA Enterprise Equity Class C/	1,224,542	16,923,060	2,581,957
AXA Enterprise Multi-Manager Growth Class C	24,107	333,153	31,773

Structured Large Cap Growth Institutional Class/
AXA Enterprise Equity Class Y/	426,961	6,536,752	912,524
AXA Enterprise Multi-Manager Growth Class Y	424,888	6,505,011	593,569

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Acquired Fund’s
		Acquired Fund’s	(AXA Enterprise
		(AXA Enterprise	Multi-Manager	Survivor Fund’s
	Survivor Fund’s	Equity)	Growth)	Aggregate
	Aggregate	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Net Assets	Immediately
Fund	before acquisition	before acquisition	before acquisition	after acquisition

Structured Large Cap Growth/
AXA Enterprise Equity/
AXA Enterprise Multi-Manager Growth	$1,967,814,502	$81,550,103	$11,048,103	$2,060,412,708

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)

		Acquired Fund’s		Acquired Fund’s
	Acquired Fund’s	(AXA Enterprise	Acquired Fund’s	(AXA Enterprise
	(AXA Enterprise	Multi-Manager	(AXA Enterprise	Multi-Manager
	Equity)	Growth)	Equity)	Growth)
	Unrealized	Unrealized	Capital Loss	Capital Loss
Fund	Appreciation	Appreciation	Carryforward	Carryforward

Structured Large Cap Growth/
AXA Enterprise Equity/
AXA Enterprise Multi-Manager Growth	$22,648,538	$2,502,945	$(38,851,761)	$(568,482)

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Multi-Manager International Equity Fund by the Structured International Equity Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager International Equity Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured International Equity Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured International Equity Class A/
AXA Enterprise Multi-Manager International Class A/	457,744	$7,479,573	492,295
AXA Enterprise Multi-Manager International Class P	242,735	3,966,289	262,137

Structured International Equity Class B/
AXA Enterprise Multi-Manager International Class B	276,925	4,464,040	297,453

Structured International Equity Class C/
AXA Enterprise Multi-Manager International Class C	105,607	1,699,216	113,137

Structured International Equity Institutional Class/
AXA Enterprise Multi-Manager International Class Y	2,145,308	35,869,612	2,367,331

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets	Net Assets	Immediately	Unrealized
Fund	before acquisition	before acquisition	after acquisition	Appreciation

Structured International Equity/
AXA Multi-Manager
International Equity	$4,888,472,812	$53,478,730	$4,941,951,542	$11,952,554

     At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the First Funds Core Equity Portfolio by the Goldman Sachs Structured U.S. Equity Fund and the First Funds Capital Appreciation Portfolio by the Goldman Sachs Structured Small Cap Equity Fund. On April 7, 2006, the Board of Trustees approved certain amendments to the Agreement and Plan of Reorganization. The acquisition was completed on June 5, 2006, as of the close of business on June 2, 2006.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
8. OTHER MATTERS (continued)
     Pursuant to the Agreement, the assets and liabilities of the First Funds Core Equity Portfolio and the First Funds Capital Appreciation Portfolio (each an “Acquired Fund”) Class A, Class C, Class B and Class I were transferred into the Goldman Sachs Structured U.S. Equity Fund and the Goldman Sachs Structured Small Cap Equity Fund (each a “Survivor Fund”) Class A, Class A, Class B and Institutional Class, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 5, 2006

Structured U.S. Equity Class A/First Funds Core Equity Portfolio Class A	978,718	$30,761,079	1,891,444

Structured U.S. Equity Class A/First Funds Core Equity Portfolio Class C	831,164	26,123,429	1,701,135

Structured U.S. Equity Class B/First Funds Core Equity Portfolio Class B	243,801	7,223,819	463,904

Structured U.S. Equity Institutional Class/First Funds Core Equity Portfolio Class I	7,897,369	253,347,517	15,536,316

Structured Small Cap Equity Class A/First Funds Capital Appreciation Portfolio Class A	242,404	3,541,520	298,468

Structured Small Cap Equity Class A/First Funds Capital Appreciation Portfolio Class C	36,325	530,704	48,454

Structured Small Cap Equity Class B/First Funds Capital Appreciation Portfolio Class B	127,675	1,722,346	150,246

Structured Small Cap Equity Institutional Class/First Funds Capital Appreciation Portfolio Class I	8,234,016	124,333,284	10,138,925

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and each Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	immediately	Fund’s
	before	before	after	Unrealized
Fund	acquisition	acquisition	acquisition	Appreciation

Structured U.S. Equity/ First Funds Core Equity Portfolio	$1,015,801,262	$317,455,844	$1,333,257,106	$34,533,591

Structured Small Cap Equity / First Funds Capital Appreciation Portfolio	$682,529,826	$130,127,854	$812,657,680	$19,883,232

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)
Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their February 29, 2008 semiannual reports. The Adviser does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, as analysis is on-going, the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The advisor does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Structured Large Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	33,399,925	$495,229,639	25,532,218	$345,499,377
Shares issued in connection with merger	417,231	6,387,810	—	—
Reinvestment of dividends and distributions	1,927,490	27,962,859	532,010	6,989,988
Shares converted from Class B(a)	77,189	1,173,437	69,556	912,765
Shares repurchased	(22,985,673)	(341,265,426)	(9,505,137)	(127,546,622)

	12,836,162	189,488,319	16,628,647	225,855,508

Class B Shares
Shares sold	120,697	1,766,427	229,911	3,042,680
Shares issued in connection with merger	96,006	1,457,361	—	—
Reinvestment of dividends and distributions	47,313	680,265	27,326	353,752
Shares converted to Class A(a)	(77,837)	(1,173,437)	(70,167)	(912,765)
Shares repurchased	(417,034)	(6,144,649)	(430,798)	(5,687,157)

	(230,855)	(3,414,033)	(243,728)	(3,203,490)

Class C Shares
Shares sold	613,789	9,017,317	527,302	6,992,195
Shares issued in connection with merger	53,062	806,019	—	—
Reinvestment of dividends and distributions	63,704	917,115	32,767	424,719
Shares repurchased	(567,371)	(8,301,652)	(561,874)	(7,452,153)

	163,184	2,438,799	(1,805)	(35,239)

Institutional Shares
Shares sold	63,796,614	945,611,103	42,516,476	571,488,724
Shares issued in connection with merger	3,460,434	53,013,807	—	—
Reinvestment of dividends and distributions	3,341,302	48,544,792	1,262,081	16,578,172
Shares repurchased	(22,132,803)	(325,948,790)	(23,009,917)	(307,840,152)

	48,465,547	721,220,912	20,768,640	280,226,744

Service Shares
Shares sold	970,163	14,475,212	121,591	1,680,600
Reinvestment of dividends and distributions	5,629	82,876	1,089	14,226
Shares repurchased	(118,827)	(1,781,605)	(64,699)	(873,383)

	856,965	12,776,483	57,981	821,443

NET INCREASE	62,091,003	$922,510,480	37,209,735	$503,664,966

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured U.S. Equity Fund				Structured Large Cap Growth Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
August 31, 2007		August 31, 2006		August 31, 2007		August 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

7,123,287	$238,527,109	4,613,451	$142,873,179	32,788,543	$470,168,403	15,276,119	$199,732,380
6,117,012	207,678,406	1,809,882	56,884,508	2,431,478	36,153,875	—	—
841,239	27,668,343	54,042	1,639,094	19,570	276,911	4,541	59,855
324,966	10,858,078	386,363	11,746,340	420,452	5,989,779	447,436	5,815,347
(7,729,674)	(260,057,140)	(3,995,041)	(122,652,714)	(11,962,645)	(172,068,356)	(5,495,448)	(72,501,227)

6,676,830	224,674,796	2,868,697	90,490,407	23,697,398	340,520,612	10,232,648	133,106,355

112,624	3,538,000	116,019	3,354,017	85,508	1,138,480	132,890	1,642,170
3,928,272	122,325,252	243,801	7,223,819	1,933,699	26,723,863	—	—
150,242	4,651,476	—	—	—	—	—	—
(345,898)	(10,858,078)	(409,321)	(11,746,340)	(451,275)	(5,989,779)	(477,079)	(5,815,347)
(1,501,658)	(47,292,172)	(1,285,974)	(37,134,431)	(1,270,968)	(16,836,391)	(1,805,964)	(22,106,869)

2,343,582	72,364,478	(1,335,475)	(38,302,935)	296,964	5,036,173	(2,150,153)	(26,280,046)

496,276	15,550,437	204,239	5,908,011	278,329	3,683,254	167,316	2,058,876
2,430,797	76,395,318	—	—	1,248,649	17,256,213	—	—
68,945	2,123,497	—	—	—	—	—	—
(974,881)	(30,648,190)	(375,281)	(10,835,948)	(679,513)	(9,090,074)	(830,159)	(10,301,976)

2,021,137	63,421,062	(171,042)	(4,927,937)	847,465	11,849,393	(662,843)	(8,243,100)

5,850,305	200,718,852	4,477,783	140,971,110	82,283,409	1,207,924,256	25,906,686	348,090,391
1,304,745	45,914,986	7,897,369	253,347,517	3,341,845	50,989,469	—	—
613,243	20,580,448	37,172	1,148,613	184,513	2,682,816	77,882	1,052,189
(10,167,427)	(349,658,013)	(1,648,028)	(51,535,457)	(11,349,493)	(166,972,200)	(10,489,114)	(142,036,561)

(2,399,134)	(82,443,727)	10,764,296	343,931,783	74,460,274	1,094,624,341	15,495,454	207,106,019

189,650	6,242,508	182,926	5,577,439	82,963	1,086,009	7,283	98,181
16,154	526,633	932	28,029	—	—	—	—
(137,374)	(4,625,887)	(128,228)	(3,859,152)	(84,677)	(1,175,466)	(5,698)	(71,722)

68,430	2,143,254	55,630	1,746,316	(1,714)	(89,457)	1,585	26,459

8,710,845	$280,159,863	12,182,106	$392,937,634	99,300,387	$1,451,941,062	22,916,691	$305,715,687

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Structured Small Cap Equity Fund

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,688,897	$211,670,118	8,153,980	$117,078,380
Shares issued in connection with merger	—	—	278,729	4,072,224
Reinvestment of dividends and distributions	878,638	12,511,794	813,060	11,244,622
Shares converted from Class B(a)	75,939	1,087,080	113,275	1,614,534
Shares repurchased	(12,920,932)	(186,995,214)	(6,523,181)	(93,312,132)

	2,722,542	38,273,778	2,835,863	40,697,628

Class B Shares
Shares sold	47,272	630,550	127,749	1,704,896
Shares issued in connection with merger	—	—	127,675	1,722,346
Reinvestment of dividends and distributions	62,999	821,515	106,848	1,369,787
Shares converted to Class A(a)	(82,819)	(1,087,080)	(122,183)	(1,614,534)
Shares repurchased	(377,924)	(4,950,274)	(401,916)	(5,326,308)

	(350,472)	(4,585,289)	(161,827)	(2,143,813)

Class C Shares
Shares sold	526,092	6,956,679	882,834	11,784,175
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	106,662	1,397,275	152,774	1,966,195
Shares repurchased	(831,601)	(10,997,061)	(827,711)	(10,902,937)

	(198,847)	(2,643,107)	207,897	2,847,433

Institutional Shares
Shares sold	34,805,435	517,684,550	15,688,113	230,700,270
Shares issued in connection with merger	—	—	8,234,016	124,333,284
Reinvestment of dividends and distributions	2,431,520	35,816,288	1,580,760	22,541,641
Shares repurchased	(29,611,374)	(438,722,409)	(12,082,876)	(182,619,082)

	7,625,581	114,778,429	13,420,013	194,956,113

Service Shares
Shares sold	807,304	11,284,522	921,548	12,977,301
Reinvestment of dividends and distributions	68,855	968,101	113,254	1,548,180
Shares repurchased	(970,042)	(13,530,156)	(1,532,095)	(21,612,716)

	(93,883)	(1,277,533)	(497,293)	(7,087,235)

NET INCREASE	9,704,921	$144,546,278	15,804,653	$229,270,126

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured International Equity Fund

For the Year Ended		For the Year Ended
August 31, 2007		August 31, 2006

Shares	Dollars	Shares	Dollars

59,375,650	$917,676,540	33,603,419	$446,667,684
700,479	11,445,862	—	—
3,570,390	51,663,540	408,328	4,969,353
29,309	436,643	73,208	947,165
(21,440,992)	(335,384,624)	(7,401,756)	(96,221,866)

42,234,836	645,837,961	26,683,199	356,362,336

413,923	6,356,973	336,131	4,338,428
276,925	4,464,040	—	—
42,525	609,386	5,222	62,977
(29,702)	(436,643)	(74,128)	(947,165)
(214,787)	(3,253,796)	(235,976)	(3,006,076)

488,884	7,739,960	31,249	448,164

421,838	6,453,952	162,983	2,146,302
105,607	1,699,216	—	—
31,045	444,253	3,061	36,944
(170,856)	(2,593,778)	(79,389)	(1,043,407)

387,634	6,003,643	86,655	1,139,839

123,995,760	1,951,397,039	68,630,073	920,070,546
2,145,308	35,869,612	—	—
8,133,155	120,208,030	1,135,451	14,079,590
(48,206,950)	(761,690,890)	(14,300,707)	(193,365,457)

86,067,273	1,345,783,791	55,464,817	740,784,679

1,250,871	19,131,948	1,273,906	16,620,214
81,799	1,186,899	15,544	189,788
(680,166)	(10,751,334)	(381,277)	(5,130,307)

652,504	9,567,513	908,173	11,679,695

129,831,131	$2,014,932,868	83,174,093	$1,110,414,713

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)	gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$13.99	$0.18	$1.06	$1.24	$(0.17)	$(0.55)	$(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

2006 - A	12.69	0.17	1.51	1.68	(0.14)	(0.24)	(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

2005 - A	11.15	0.12	1.76	1.88	(0.09)	(0.25)	(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

2004 - A	9.48	0.04	1.75	1.79	(0.12)	—	(0.12)
2004 - B	9.40	(0.04)	1.74	1.70	(0.04)	—	(0.04)
2004 - C	9.42	(0.04)	1.73	1.69	(0.04)	—	(0.04)
2004 - Institutional	9.47	0.09	1.74	1.83	(0.16)	—	(0.16)
2004 - Service	9.50	0.03	1.76	1.79	(0.11)	—	(0.11)

2003 - A	8.74	0.10	0.74	0.84	(0.10)	—	(0.10)
2003 - B	8.67	0.03	0.73	0.76	(0.03)	—	(0.03)
2003 - C	8.68	0.03	0.74	0.77	(0.03)	—	(0.03)
2003 - Institutional	8.74	0.13	0.73	0.86	(0.13)	—	(0.13)
2003 - Service	8.74	0.09	0.74	0.83	(0.07)	—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns could be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$14.51	8.90%	$640,535	0.95%	1.23%	1.04%	1.14%	119%
14.39	8.03	16,587	1.70	0.46	1.79	0.37	119
14.40	7.99	25,946	1.70	0.47	1.79	0.38	119
14.51	9.24	1,444,839	0.55	1.64	0.64	1.55	119
14.56	8.70	14,237	1.05	1.14	1.14	1.05	119

13.99	13.43	438,245	0.99	1.31	1.10	1.20	127
13.88	12.56	19,200	1.75	0.49	1.84	0.40	127
13.90	12.66	22,768	1.75	0.51	1.84	0.41	127
14.00	13.92	715,191	0.59	1.69	0.69	1.59	127
14.06	13.35	1,697	1.11	1.28	1.20	1.19	127

12.69	17.13	186,441	1.10	0.99	1.14	0.95	132
12.59	16.32	20,479	1.85	0.22	1.89	0.18	132
12.60	16.32	20,666	1.85	0.22	1.89	0.18	132
12.69	17.69	384,875	0.70	1.39	0.74	1.35	132
12.73	17.06	799	1.20	0.87	1.24	0.83	132

11.15	18.93	100,374	1.10	0.95	1.15	0.90	154
11.06	18.09	19,819	1.85	0.19	1.90	0.14	154
11.07	17.97	17,027	1.85	0.19	1.90	0.14	154
11.14	19.41	194,541	0.70	1.36	0.75	1.31	154
11.18	18.89	487	1.20	0.84	1.25	0.79	154

9.48	9.70	79,866	1.11	1.13	1.22	1.02	102
9.40	8.83	18,077	1.86	0.38	1.97	0.27	102
9.42	8.95	13,798	1.86	0.37	1.97	0.26	102
9.47	10.03	145,059	0.71	1.52	0.82	1.41	102
9.50	9.58	327	1.21	1.02	1.32	0.91	102

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)		gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$31.79	$0.28		$2.61	$2.89	$(0.27)	$(1.11)	$(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

2006 - A	29.13	0.24		2.53	2.77	(0.11)	—	—
2006 - B	27.52	—	(d)	2.40	2.40	—	—	—
2006 - C	27.39	0.01		2.38	2.39	—	—	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)	—	—
2006 - Service	28.88	0.21		2.50	2.71	(0.09)	—	—

2005 - A	25.81	0.26	(c)	3.28	3.54	(0.22)	—	—
2005 - B	24.39	0.05	(c)	3.09	3.14	(0.01)	—	—
2005 - C	24.30	0.05	(c)	3.07	3.12	(0.03)	—	—
2005 - Institutional	26.32	0.36	(c)	3.37	3.73	(0.33)	—	—
2005 - Service	25.60	0.23	(c)	3.25	3.48	(0.20)	—	—

2004 - A	22.57	0.11		3.20	3.31	(0.07)	—	—
2004 - B	21.42	(0.08)		3.05	2.97	—	—	—
2004 - C	21.34	(0.08)		3.04	2.96	—	—	—
2004 - Institutional	23.00	0.21		3.27	3.48	(0.16)	—	—
2004 - Service	22.40	0.08		3.19	3.27	(0.07)	—	—

2003 - A	20.18	0.09		2.31	2.40	(0.01)	—	—
2003 - B	19.28	(0.06)		2.20	2.14	—	—	—
2003 - C	19.20	(0.06)		2.20	2.14	—	—	—
2003 - Institutional	20.57	0.17		2.37	2.54	(0.11)	—	—
2003 - Service	20.03	0.07		2.30	2.37	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns could be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.
(d)	Amount is less than $0.005
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average		to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets	rate

$33.30	9.11%	$863,259	0.95%	0.82%		1.10%	0.67%	119%
31.17	8.27	154,414	1.70	0.09		1.85	(0.06)	119
31.01	8.27	100,803	1.70	0.07		1.85	(0.08)	119
34.07	9.56	594,020	0.55	1.22		0.70	1.07	119
32.98	9.01	15,884	1.05	0.72		1.20	0.57	119

31.79	9.51	611,999	0.99	0.79		1.15	0.64	129
29.92	8.72	78,110	1.75	0.01		1.90	(0.13)	129
29.78	8.73	36,628	1.75	0.03		1.90	(0.12)	129
32.48	9.97	644,250	0.59	1.22		0.75	1.06	129
31.50	9.39	13,019	1.09	0.70		1.25	0.55	129

29.13	13.75	477,204	1.09	0.93	(c)	1.19	0.83 (c)	142
27.52	12.87	108,595	1.84	0.19	(c)	1.94	0.09 (c)	142
27.39	12.86	38,380	1.84	0.20	(c)	1.94	0.10 (c)	142
29.72	14.16	269,545	0.69	1.23	(c)	0.79	1.13 (c)	142
28.88	13.61	10,328	1.15	0.84	(c)	1.25	0.74 (c)	142

25.81	14.71	398,346	1.13	0.43		1.25	0.31	112
24.39	13.87	115,492	1.88	(0.32)		2.00	(0.44)	112
24.30	13.87	38,656	1.88	(0.32)		2.00	(0.44)	112
26.32	15.18	140,587	0.73	0.83		0.85	0.71	112
25.60	14.60	9,215	1.23	0.33		1.35	0.21	112

22.57	11.90	351,673	1.15	0.44		1.26	0.33	74
21.42	11.10	118,993	1.90	(0.31)		2.01	(0.42)	74
21.34	11.15	36,546	1.90	(0.31)		2.01	(0.42)	74
23.00	12.40	131,457	0.75	0.84		0.86	0.73	74
22.40	11.83	7,717	1.25	0.34		1.36	0.23	74

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distribution
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of year	income (loss)(a)		gain		operations	income

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$13.20	$0.04		$1.13		$1.17	$(0.01)
2007 - B	12.33	(0.06)		1.04		0.98	—
2007 - C	12.34	(0.06)		1.03		0.97	—
2007 - Institutional	13.58	0.10		1.17		1.27	(0.04)
2007 - Service	13.10	0.02		1.13		1.15	—

2006 - A	12.55	0.04		0.61		0.65	— (f)
2006 - B	11.81	(0.06)		0.58		0.52	—
2006 - C	11.81	(0.06)		0.59		0.53	—
2006 - Institutional	12.89	0.09		0.64		0.73	(0.04)
2006 - Service	12.43	0.02		0.65		0.67	—

2005 - A	11.13	0.04	(c)	1.38	(d)	1.42	—
2005 - B	10.55	(0.04	)(c)	1.30	(d)	1.26	—
2005 - C	10.55	(0.04	)(c)	1.30	(d)	1.26	—
2005 - Institutional	11.38	0.08	(c)	1.43	(d)	1.51	—
2005 - Service	11.04	0.04	(c)	1.35	(d)	1.39	—

2004 - A	10.33	(0.01)		0.81		0.80	—
2004 - B	9.87	(0.09)		0.77		0.68	—
2004 - C	9.87	(0.09)		0.77		0.68	—
2004 - Institutional	10.52	0.03		0.83		0.86	—
2004 - Service	10.26	(0.02)		0.80		0.78	—

2003 - A	9.06	(0.01)		1.28		1.27	—
2003 - B	8.72	(0.07)		1.22		1.15	—
2003 - C	8.72	(0.07)		1.22		1.15	—
2003 - Institutional	9.19	0.03		1.30		1.33	—
2003 - Service	9.01	(0.02)		1.27		1.25	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns could be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
(d)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(e)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 12.67%, 11.85%, 11.85%, 13.18% and 12.50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
(f)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of			Ratio of
			Net assets	Ratio of	net investment		Ratio of	net investment
Net asset			at end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total		year	to average	to average		to average	to average		turnover
of year	return(b)		(in 000s)	net assets	net assets		net assets	net assets		rate

$14.36	8.85%		$678,286	0.95%	0.30%		1.09%	0.16%		140%
13.31	7.95		49,211	1.70	(0.48)		1.84	(0.62)		140
13.31	7.86		35,896	1.70	(0.48)		1.84	(0.62)		140
14.81	9.39		1,635,283	0.55	0.69		0.69	0.55		140
14.25	8.78		258	1.05	0.12		1.19	(0.02)		140

13.20	5.21		310,386	1.00	0.28		1.16	0.12		111
12.33	4.40		41,947	1.76	(0.52)		1.91	(0.67)		111
12.34	4.49		22,811	1.76	(0.52)		1.91	(0.67)		111
13.58	5.66		488,448	0.60	0.69		0.76	0.53		111
13.10	5.39		260	1.10	0.15		1.26	(0.01)		111

12.55	12.76	(e)	166,792	1.11	0.37	(c)	1.24	0.24	(c)	146
11.81	11.94	(e)	65,545	1.86	(0.32	)(c)	1.99	(0.45	)(c)	146
11.81	11.94	(e)	29,672	1.86	(0.32	)(c)	1.99	(0.45	)(c)	146
12.89	13.27	(e)	263,906	0.71	0.65	(c)	0.84	0.52	(c)	146
12.43	12.59	(e)	227	1.21	0.38	(c)	1.34	0.25	(c)	146

11.13	7.74		120,872	1.15	(0.10)		1.29	(0.24)		149
10.55	6.89		78,810	1.90	(0.85)		2.04	(0.99)		149
10.55	6.89		32,901	1.90	(0.85)		2.04	(0.99)		149
11.38	8.17		109,353	0.75	0.31		0.89	0.17		149
11.04	7.60		361	1.25	(0.20)		1.39	(0.34)		149

10.33	14.02		127,317	1.18	(0.07)		1.31	(0.20)		119
9.87	13.19		91,084	1.93	(0.82)		2.06	(0.95)		119
9.87	13.19		36,553	1.93	(0.82)		2.06	(0.95)		119
10.52	14.47		114,524	0.78	0.33		0.91	0.20		119
10.26	13.87		410	1.28	(0.17)		1.41	(0.30)		119

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset		Net
	value,	Net	realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$13.76	$0.04	$(0.06)	$(0.02)	$(0.01)	$(0.84)	$(0.85)
2007 - B	12.69	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10	(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02	(0.05)	(0.03)	—	(0.84)	(0.84)

2006 - A	14.55	— (c)	0.35	0.35	—	(1.14)	(1.14)
2006 - B	13.60	(0.10)	0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)	0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06	0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)	0.34	0.33	—	(1.14)	(1.14)

2005 - A	12.24	(0.02)	3.02	3.00	—	(0.69)	(0.69)
2005 - B	11.56	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04	3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)	2.99	2.96	—	(0.69)	(0.69)

2004 - A	11.61	(0.04)	1.38	1.34	(0.02)	(0.69)	(0.71)
2004 - B	11.06	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - C	11.10	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - Institutional	11.84	0.01	1.41	1.42	(0.05)	(0.69)	(0.74)
2004 - Service	11.53	(0.05)	1.36	1.31	(0.02)	(0.69)	(0.71)

2003 - A	9.36	0.02	2.23	2.25	—	—	—
2003 - B	8.99	(0.05)	2.12	2.07	—	—	—
2003 - C	9.01	(0.05)	2.14	2.09	—	—	—
2003 - Institutional	9.51	0.06	2.27	2.33	—	—	—
2003 - Service	9.30	0.01	2.22	2.23	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns could be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than 0.005% per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$12.89	(0.76)%	$208,875	1.26%	0.24%	1.34%	0.16%	154%
11.74	(1.52)	10,875	2.01	(0.51)	2.09	(0.59)	154
11.79	(1.44)	21,631	2.01	(0.51)	2.09	(0.59)	154
13.37	(0.32)	575,499	0.86	0.64	0.94	0.56	154
12.72	(0.80)	26,406	1.36	0.14	1.44	0.06	154

13.76	2.42	185,508	1.27	— (d)	1.37	(0.09)	151
12.69	1.66	16,197	2.02	(0.75)	2.11	(0.84)	151
12.74	1.65	25,899	2.02	(0.75)	2.11	(0.84)	151
14.23	2.77	504,101	0.87	0.40	0.97	0.30	151
13.59	2.30	29,501	1.37	(0.09)	1.46	(0.18)	151

14.55	24.97	154,877	1.33	(0.15)	1.41	(0.23)	149
13.60	24.07	19,555	2.08	(0.89)	2.16	(0.97)	149
13.64	24.09	24,901	2.08	(0.90)	2.16	(0.98)	149
14.95	25.57	328,912	0.93	0.25	1.01	0.17	149
14.40	24.86	38,412	1.43	(0.26)	1.51	(0.34)	149

12.24	11.87	114,684	1.33	(0.30)	1.43	(0.40)	153
11.56	11.08	19,642	2.08	(1.04)	2.18	(1.14)	153
11.60	11.05	20,915	2.08	(1.05)	2.18	(1.15)	153
12.52	12.31	145,003	0.93	0.10	1.03	— (d)	153
12.13	11.79	42,618	1.43	(0.40)	1.53	(0.50)	153

11.61	24.04	89,340	1.34	0.25	1.52	0.07	149
11.06	23.03	19,408	2.09	(0.51)	2.27	(0.69)	149
11.10	23.09	16,463	2.09	(0.51)	2.27	(0.69)	149
11.84	24.50	111,957	0.94	0.65	1.12	0.47	149
11.53	23.87	40,775	1.44	0.15	1.62	(0.03)	149

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)	gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$14.29	$0.30	$2.33	$2.63	$(0.17)	$(0.85)	$(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.78	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

2004 - A	7.66	0.10	1.80	1.90	(0.07)	—	(0.07)
2004 - B	7.56	0.04	1.80	1.84	(0.03)	—	(0.03)
2004 - C	7.56	0.04	1.79	1.83	(0.02)	—	(0.02)
2004 - Institutional	7.80	0.15	1.84	1.99	(0.11)	—	(0.11)
2004 - Service	7.70	0.15	1.77	1.92	(0.08)	—	(0.08)

2003 - A	7.35	0.08	0.28	0.36	(0.05)	—	(0.05)
2003 - B	7.24	0.04	0.28	0.32	— (c)	—	— (c)
2003 - C	7.25	0.04	0.28	0.32	(0.01)	—	(0.01)
2003 - Institutional	7.49	0.12	0.29	0.41	(0.10)	—	(0.10)
2003 - Service	7.39	0.10	0.27	0.37	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$15.90	19.12%	$1,495,073	1.22%	1.96%	1.26%	1.92%	56%
15.67	18.28	19,124	1.97	0.98	2.01	0.94	56
15.64	18.21	13,961	1.97	0.98	2.01	0.94	56
16.28	19.63	3,255,644	0.82	2.38	0.86	2.34	56
15.93	19.11	55,340	1.32	1.67	1.36	1.63	56

14.29	24.02	739,861	1.26	1.63	1.35	1.54	59
14.09	23.18	10,306	2.02	0.64	2.11	0.55	59
14.09	23.10	7,110	2.02	0.67	2.11	0.58	59
14.59	24.52	1,661,909	0.86	2.01	0.95	1.92	59
14.31	23.87	40,369	1.37	1.38	1.46	1.29	59

11.70	24.12	293,591	1.39	1.64	1.40	1.63	73
11.53	23.05	8,075	2.14	0.75	2.15	0.74	73
11.54	23.16	4,824	2.14	0.75	2.15	0.74	73
11.93	24.51	697,144	0.99	1.96	1.00	1.95	73
11.73	23.93	22,429	1.49	2.33	1.50	2.32	73

9.49	24.85	130,291	1.59	1.08	1.68	0.99	99
9.37	24.31	6,408	2.16	0.45	2.25	0.36	99
9.37	24.28	3,747	2.16	0.43	2.25	0.34	99
9.68	25.71	261,118	1.01	1.65	1.10	1.56	99
9.54	25.08	144	1.51	1.55	1.60	1.46	99

7.66	5.00	95,015	1.67	1.12	1.84	0.95	122
7.56	4.45	5,574	2.17	0.56	2.34	0.39	122
7.56	4.38	3,646	2.17	0.64	2.34	0.47	122
7.80	5.64	158,021	1.02	1.73	1.19	1.56	122
7.70	5.14	31	1.52	1.45	1.69	1.28	122

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Structured Equity Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund, and Structured International Equity Fund, (collectively “the Structured Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2007

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 through August 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Large Cap Value Fund				Structured U.S. Equity Fund				Structured Large Cap Growth Fund				Structured Small Cap Equity Fund				Structured International Equity Fund

				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*	3/1/07	8/31/07		8/31/07*

Class A
Actual	$1,000	$1,010.10		$4.83	$1,000	$1,021.20		$4.84	$1,000	$1,025.00		$4.88	$1,000	$898.90		$6.04	$1,000	$1,056.50		$6.32
Hypothetical 5% return	1,000	1,020.40	+	4.86	1,000	1,020.40	+	4.84	1,000	1,020.40	+	4.87	1,000	1,018.84	+	6.42	1,000	1,019.06	+	6.20

Class B
Actual	1,000	1,005.50		8.61	1,000	1,017.30		8.76	1,000	1,019.90		8.71	1,000	894.80		9.61	1,000	1,053.10		10.19
Hypothetical 5% return	1,000	1,016.62	+	8.66	1,000	1,016.62	+	8.65	1,000	1,016.62	+	8.69	1,000	1,015.06	+	10.22	1,000	1,015.27	+	10.01

Class C
Actual	1,000	1,005.80		8.61	1,000	1,017.40		8.66	1,000	1,019.10		8.71	1,000	895.20		9.61	1,000	1,052.50		10.19
Hypothetical 5% return	1,000	1,016.62	+	8.66	1,000	1,016.62	+	8.66	1,000	1,016.62	+	8.69	1,000	1,015.06	+	10.22	1,000	1,015.27	+	10.01

Institutional
Actual	1,000	1,011.40		2.81	1,000	1,023.40		2.81	1,000	1,027.80		2.84	1,000	900.30		4.13	1,000	1,058.50		4.25
Hypothetical 5% return	1,000	1,022.41	+	2.83	1,000	1,022.41	+	2.80	1,000	1,022.41	+	2.84	1,000	1,020.86	+	4.39	1,000	1,021.08	+	4.17

Service
Actual	1,000	1,009.20		5.32	1,000	1,020.70		5.35	1,000	1,025.20		5.38	1,000	898.30		6.53	1,000	1,056.30		6.82
Hypothetical 5% return	1,000	1,019.90	+	5.35	1,000	1,019.90	+	5.35	1,000	1,019.90	+	5.37	1,000	1,018.33	+	6.94	1,000	1,018.57	+	6.70

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Structured Large Cap Value	0.95%	1.70%	1.70%	0.55%	1.05%
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05
Structured Small Cap Equity	1.26	2.01	2.01	0.86	1.36
Structured International Equity	1.22	1.97	1.97	0.82	1.32

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 8, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) potential economies of scale and the level of breakpoints in the fees payable to the Funds under the Management Agreement; (e) the relative expense levels of the Funds as compared to those of comparable funds; (f) capacity constraints relating to certain of the Funds; (g) information on the advisory fees charged by the Investment Adviser to institutional accounts; (h) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (k) an update on soft dollars and other trading related issues; and (l) the quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time, the breakpoints in the contractual fee rates under the Management Agreement and the current expense levels of the Funds.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Agreement for all of the Funds and the other mutual fund investment portfolios for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds, including a comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
Investment Performance
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for the one-, three-, five- and ten-year periods or since the commencement of investment operations in the case of Funds not in existence for all of those periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. The Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees concluded that the Funds were providing investment performance within a competitive range for long-term investors.
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratios (excluding certain expenses) to specified levels and the Investment Adviser’s voluntary undertaking to waive of a portion of its management fee for each of the Funds.
Economies of Scale
     The Board of Trustees also considered the reduction in the contractual fee rates payable by the Structured U.S. Equity Fund and Structured Large Cap Growth Fund under the Management Agreements that were approved by the Trustees in 2004, and the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Large Cap Value	0.60%	First $	1 Billion
	0.54	Next $	1 Billion
	0.51	Over $	2 Billion

Structured U.S. Equity	0.65	First $	1 Billion
	0.59	Next $	1 Billion
	0.56	Over $	2 Billion

Structured Large Cap Growth	0.65	First $	1 Billion
	0.59	Next $	1 Billion
	0.56	Over $	2 Billion

Structured Small Cap Equity	0.85	First $	2 Billion
	0.77	Over $	2 Billion

Structured International Equity	0.85	First $	1 Billion
	0.77	Next $	1 Billion
	0.73	Over $	2 Billion

     In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage transactions, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds.
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Member of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-Present); Chairman of the Executive Committee, Cornell University (2006- Present); Member, Advisory Board, Psychology Without Borders (international humanitarian and organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006).	98	None

Patrick T. Harker Age: 48	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present).	98	None

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*Kaysie P. Uniacke Age: 46	President and Trustee	President Since 2002 Trustee Since August 2007 (and from 2001- January 2007)	Managing Director, Goldman Sachs (1997- Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies). Trustee—Gettysburg College.	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2007, the Trust consisted of 86 portfolios including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke One New York Plaza New York, NY 10004 Age: 46	President and Trustee	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). (August 2001 to January 2007 and August 2007-Present).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee—Gettysburg College.

James A. McNamara 32 Old Slip NY, NY 10005 Age: 44	Senior Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer and Senior Vice President	Treasurer Since 1997 Senior Vice President (2007- Present)	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund’s have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Goldman Sachs Trust — Structured Funds — Tax Information (Unaudited)

For the year ended August 31, 2007, 100%, 100%, 91.53% and 62.17% of the dividends paid from net investment company taxable income by the Structured Large Cap Growth, Structured U.S. Equity, Structured Large Cap Value and Structured Small Cap Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the year ended August 31, 2007, the total amount of income received by the Structured International Equity Fund from sources within foreign countries and possessions of the United States was $0.1071 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0095 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the Structured Small Cap Equity, Structured Large Cap Value, Structured U.S. Equity and Structured International Equity Funds designate $64,752,017, $55,774,515, 54,135,685 and $105,110,001, respectively, as capital gain dividends paid during the year ended August 31, 2007. Of the amounts designated by the Structured Small Cap Equity, Structured Large Cap Value, Structured U.S. Equity and Structured International Equity Funds, $64,713,566, $55,693,121, 54,135,685 and $105,110,001, respectively, are taxed at a maximum rate of 15% while the balance (if any) is taxed at a maximum rate of 25%.

For the year ended August 31, 2007, 67.94%, 100%, 100%, 27.11% and 100% of the dividends paid from net investment company taxable income by the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured International Equity, and Structured Small Cap Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2007, the Structured Large Cap Value, Structured International Equity and Structured Small Cap Equity Funds designate $14,402,963, $54,018,549 and $1,599,022, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $740.8 billion in assets under management as of June 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 60 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation Portfolios[3] Retirement Strategies Portfolios[3]	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper Fundsm
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.

The Goldman Sachs Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker Jessica Palmer Alan A. Shuch Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. McNamara, Senior Vice President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary
GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
We continue to monitor the liquidity risk of the Funds’ holdings, i.e., the risk that securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-1979	STRUCTAR / 167.1K/ / 10-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$169,500	$125,500	Review of fund reorganization documents. Services provided for fund launch.

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $760,900 and $476,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $0 and $107,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2007